Document and Entity Information	12 Months Ended
Dec. 31, 2010
Document and Entity Information [Abstract]
Entity Registrant Name	Complete Production Services, Inc.
Entity Central Index Key	0001340041
Document Type	8-K
Document Period End Date	Dec 31, 2010
Amendment Flag	false

Consolidated Balance Sheets (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Current assets:
Cash and cash equivalents	$ 119,135	$ 71,770
Accounts receivable, net of allowance for doubtful accounts of $4,160 and $12,564, respectively	341,984	168,199
Inventory, net of obsolescence reserve of $2,453 and $888, respectively	28,389	28,685
Prepaid expenses	18,357	17,771
Income tax receivable	24,124	57,606
Current deferred tax assets	2,499	8,158
Other current assets	1,384	111
Current assets of discontinued operations	16,700	17,626
Total current assets	552,572	369,926
Property, plant and equipment, net	950,932	935,860
Intangible assets, net of accumulated amortization of $21,293 and $15,476, respectively	9,209	13,243
Deferred financing costs, net of accumulated amortization of $9,316 and $6,266, respectively	9,694	12,744
Goodwill	247,675	240,965
Restricted cash	17,000	0
Other long-term assets	5,259	7,037
Long-term assets of discontinued operations	8,897	9,079
Total assets	1,801,238	1,588,854
Current liabilities:
Current maturities of long-term debt	0	228
Accounts payable	74,502	31,062
Accrued liabilities	42,993	37,728
Accrued payroll and payroll burdens	26,284	13,936
Accrued interest	2,446	3,206
Notes payable	0	1,069
Current liabilities of discontinued operations	2,841	4,493
Total current liabilities	149,066	91,722
Long-term debt	650,000	650,002
Deferred income taxes	190,389	148,094
Other long-term liabilities	5,916	0
Long-term liabilities of discontinued operations	33	146
Total liabilities	995,404	889,964
Commitments and contingencies
Stockholders' equity:
Common stock, $0.01 par value per share, 200,000,000 shares authorized, 76,443,926 (2009-75,278,406) issued	764	752
Preferred stock, $0.01 par value per share, 5,000,000 shares authorized, no shares issued and outstanding
Additional paid-in capital	657,993	636,904
Retained earnings	126,165	42,007
Treasury stock, 167,643 (2009-54,313) shares at cost	(1,765)	(334)
Accumulated other comprehensive income	22,677	19,561
Total stockholders' equity	805,834	698,890
Total liabilities and stockholders' equity	$ 1,801,238	$ 1,588,854

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data	Dec. 31, 2010	Dec. 31, 2009
ASSETS
Allowance for doubtful accounts	$ 4,160	$ 12,564
Obsolescence reserve	2,453	888
Accumulated amortization of intangible assets	21,293	15,476
Accumulated amortization of deferred financing costs	$ 9,316	$ 6,266
Stockholders' equity:
Common stock, par value per share	$ 0.01	$ 0.01
Common stock, shares authorized	200,000,000	200,000,000
Common stock, shares issued	76,443,926	75,278,406
Preferred stock, par value per share	$ 0.01	$ 0.01
Preferred stock, shares authorized	5,000,000	5,000,000
Preferred stock, shares issued
Preferred stock, shares outstanding
Treasury stock, shares	167,643	54,313

Consolidated Statements of Operations (USD $) In Thousands, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Consolidated Statements of Operations [Abstract]
Revenue	$ 1,530,865	$ 1,026,065	$ 1,789,817
Service expenses	988,545	705,685	1,106,000
Selling, general and administrative expenses	173,342	178,833	194,423
Depreciation and amortization	180,784	199,458	179,836
Fixed asset and other intangibles impairment loss		38,646
Goodwill impairment loss		97,643	272,006
Income (loss) from continuing operations before interest and taxes	188,194	(194,200)	37,552
Interest expense	57,605	56,895	59,729
Interest income	(322)	(143)	(293)
Write-off of deferred financing fees		528
Income (loss) from continuing operations before taxes	130,911	(251,480)	(21,884)
Taxes	50,835	(64,129)	70,707
Income (loss) from continuing operations	80,076	(187,351)	(92,591)
Income from discontinued operations (net of tax expense of $745, $1,041, and $5,463, respectively)	4,082	5,683	3,023
Net income (loss)	$ 84,158	$ (181,668)	$ (89,568)
Earnings (loss) per share information:
Continuing operations	$ 1.05	$ (2.49)	$ (1.26)
Discontinued operations	$ 0.06	$ 0.07	$ 0.04
Basic earnings (loss) per share	$ 1.11	$ (2.42)	$ (1.22)
Continuing operations	$ 1.03	$ (2.49)	$ (1.26)
Discontinued operations	$ 0.05	$ 0.07	$ 0.04
Diluted earnings (loss) per share	$ 1.08	$ (2.42)	$ (1.22)
Weighted average shares:
Basic	76,048	75,095	73,600
Diluted	77,684	75,095	73,600

Consolidated Statements of Operations (Parenthetical) (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Consolidated Statements of Operations [Abstract]
Net of tax expense from discontinued operations	$ 745	$ 1,041	$ 5,463

Consolidated Statements of Comprehensive Income (Loss) (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Consolidated Statements of Comprehensive Income (Loss) [Abstract]
Net income (loss)	$ 84,158	$ (181,668)	$ (89,568)
Change in cumulative translation adjustment	3,116	7,059	(18,359)
Comprehensive income (loss)	$ 87,274	$ (174,609)	$ (107,927)

Consolidated Statement of Stockholders' Equity (USD $) In Thousands, except Share data	Total	Common Stock	Additional Paid-in Capital	Retained Earnings	Treasury Stock	Accumulated Other Comprehensive Income
Beginning Balance at Dec. 31, 2007	$ 926,031	$ 725	$ 581,404	$ 313,243	$ (202)	$ 30,861
Beginning Balance, Shares at Dec. 31, 2007		72,509,511
Net income (loss)	(89,568)			(89,568)
Change in cumulative translation adjustment	(18,359)					(18,359)
Issuance of common stock:
Acquisition of AWS	8,854	6	8,848
Acquisition of AWS, Shares		588,292
Acquisition - Double Jack shares	225		225
Acquisition - Double Jack shares, Shares		7,234
Exercise of stock options	12,014	13	12,001
Exercise of stock options, Shares		1,238,819
Expense related to employee stock options	5,436		5,436
Excess tax benefit from share-based compensation	9,144		9,144
Vested restricted stock		4	(4)
Vested restricted stock, Shares		422,461
Amortization of non-vested restricted stock	6,934		6,934
Ending Balance at Dec. 31, 2008	860,711	748	623,988	223,675	(202)	12,502
Ending Balance, Shares at Dec. 31, 2008		74,766,317
Net income (loss)	(181,668)			(181,668)
Change in cumulative translation adjustment	7,059					7,059
Issuance of common stock:
Exercise of stock options	496		496
Exercise of stock options, Shares		123,858
Expense related to employee stock options	3,987		3,987
Excess tax benefit from share-based compensation	215		215
Purchase of treasury shares	(132)				(132)
Purchase of treasury shares, Shares		(18,743)
Vested restricted stock		4	(4)
Vested restricted stock, Shares		406,974
Amortization of non-vested restricted stock	8,222		8,222
Ending Balance at Dec. 31, 2009	698,890	752	636,904	42,007	(334)	19,561
Ending Balance, Shares at Dec. 31, 2009		75,278,406
Net income (loss)	84,158			84,158
Change in cumulative translation adjustment	3,116					3,116
Issuance of common stock:
Exercise of stock options	8,082	6	8,076
Exercise of stock options, Shares		599,035
Expense related to employee stock options	2,321		2,321
Excess tax benefit from share-based compensation	1,465		1,465
Purchase of treasury shares	(1,431)	(1)	1		(1,431)
Purchase of treasury shares, Shares		(113,330)
Vested restricted stock		7	(7)
Vested restricted stock, Shares		679,815
Amortization of non-vested restricted stock	9,233		9,233
Ending Balance at Dec. 31, 2010	$ 805,834	$ 764	$ 657,993	$ 126,165	$ (1,765)	$ 22,677
Ending Balance, Shares at Dec. 31, 2010		76,443,926

Consolidated Statements of Cash Flows (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Operating activities:
Net income (loss)	$ 84,158	$ (181,668)	$ (89,568)
Items not affecting cash:
Depreciation and amortization	181,823	200,732	183,191
Deferred income taxes	47,841	(7,567)	20,827
Fixed asset and other intangibles impairment loss		38,646
Goodwill impairment loss		97,643	272,006
Write-off of deferred financing fees		528
Loss on sale of discontinued operations			6,935
Excess tax benefit from share-based compensation	(1,465)	(215)	(9,144)
Non-cash compensation expense	11,554	12,209	12,370
(Gain) loss on non-monetary asset exchange	(493)	4,868
Provision for (recoveries of) bad debt expense	(159)	10,770	4,344
Loss on retirement of fixed assets	839	10,284	3,778
Provision for write-off of note receivable	1,926
Other	2,995	2,081	1,956
Changes in operating assets and liabilities, net of effect of acquisitions:
Accounts receivable	(173,328)	155,303	(18,873)
Inventory	3,585	4,339	(8,653)
Prepaid expenses and other current assets	(1,095)	11,292	8,118
Accounts payable	25,831	(24,544)	(10,199)
Income taxes	34,093	(30,892)	(13,873)
Restricted cash	(17,000)
Accrued liabilities and other	13,097	(22,588)	(11,807)
Net cash provided by operating activities	214,202	281,221	351,408
Investing activities:
Business acquisitions, net of cash acquired	(33,721)		(180,154)
Additions to property, plant and equipment	(145,023)	(37,431)	(253,776)
Proceeds from sale of fixed assets	5,482	20,800	7,666
Proceeds from sale of disposal group			50,150
Other	(826)	(1,497)	2,016
Net cash used in investing activities	(174,088)	(18,128)	(374,098)
Financing activities:
Issuances of long-term debt		3,194	350,115
Repayments of long-term debt	(230)	(200,609)	(329,282)
Repayments of notes payable	(1,069)	(8,244)	(14,001)
Proceeds from issuances of common stock	8,082	496	12,014
Deferred financing fees		(2,911)
Treasury stock purchased	(1,431)	(132)
Excess tax benefit from share-based compensation	1,465	215	9,144
Net cash (used in) provided by financing activities	6,817	(207,991)	27,990
Effect of exchange rate changes on cash	434	(225)	1,165
Change in cash and cash equivalents	47,365	54,877	6,465
Cash and cash equivalents, beginning of period	71,770	16,893	10,428
Cash and cash equivalents, end of period	119,135	71,770	16,893
Supplemental cash flow information:
Cash paid for interest, net of capitalized interest	54,301	52,686	58,812
Cash paid (refund received) for taxes	(31,067)	(25,414)	71,365
Significant non-cash investing and financing activities:
Non-cash capital expenditures	25,952	1,056
Note issued to finance insurance premiums		7,960
Common stock issued for acquisitions			9,079
Assets received as proceeds from sale of disposal group			7,987
Debt acquired in acquisition			$ 429

General	12 Months Ended
Dec. 31, 2010
General [Abstract]
General
1. General:
(a) Nature of operations:
     Complete Production Services, Inc. is a provider of specialized services and products focused on developing hydrocarbon reserves, reducing operating costs and enhancing production for oil and gas companies. Complete Production Services, Inc. focuses its operations on basins within North America and manages its operations from regional field service facilities located throughout the U.S. Rocky Mountain region, Texas, Oklahoma, Louisiana, Arkansas, Pennsylvania, western Canada and Mexico. As of December 31, 2010, we also had operations in Southeast Asia, through which we provided oilfield equipment sales, rentals and refurbishment services. On July 6, 2011, we sold our operations in Southeast Asia to MTQ Corporation Limited.
     References to “Complete”, the “Company”, “we”, “our” and similar phrases are used throughout these financial statements and relate collectively to Complete Production Services, Inc. and its consolidated affiliates.
     On April 20, 2006, we entered into an underwriting agreement in connection with our initial public offering and became subject to the reporting requirements of the Securities Exchange Act of 1934. On April 21, 2006, our common stock began trading on the New York Stock Exchange under the symbol “CPX”. On April 26, 2006, we completed our initial public offering. See Note 12, “Stockholders’ equity.”
(b) Basis of presentation:
     Our consolidated financial statements are expressed in U.S. dollars and have been prepared by us in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). In preparing financial statements, we make informed judgments and estimates that affect the reported amounts of assets and liabilities as of the date of the financial statements and affect the reported amounts of revenues and expenses during the reporting period. On an ongoing basis, we review our estimates, including those related to impairment of long-lived assets and goodwill, contingencies and income taxes. Changes in facts and circumstances may result in revised estimates and actual results may differ from these estimates.
     These audited consolidated financial statements reflect all normal recurring adjustments that are, in the opinion of management, necessary for a fair statement of the financial position of Complete as of December 31, 2010 and 2009 and the statements of operations, the statements of comprehensive income (loss), the statements of stockholders’ equity and the statements of cash flows for each of the three years in the period ended December 31, 2010. We believe that these financial statements contain all adjustments necessary so that they are not misleading. Certain reclassifications have been made in order to present results on a comparable basis with amounts for 2009.
     In May 2008, our Board of Directors authorized and committed to a plan to sell certain operations in the Barnett Shale region of north Texas, consisting primarily of our supply store business, as well as certain non-strategic drilling logistics assets and other completion and production services assets. On May 19, 2008, we sold these operations to a company owned by a former officer of one of our subsidiaries, for which we received proceeds of  $50,150 and assets with a fair market value of  $7,987. Accordingly, we have revised our financial statements for the year ended December 31, 2008 to classify the related results of operations of this disposal group as discontinued operations. See Note 14, “Discontinued operations.”
     On July 6, 2011, we sold our Southeast Asian products business, through which we provided oilfield equipment sales, rentals and refurbishment services, to MTQ Corporation Limited (“MTQ”), a Singapore firm which provides engineering services to oilfield and industrial equipment users and manufacturers. Proceeds from the sale of this business totaled  $21,913, of which  $2,613 represented cash on hand at July 6, 2011 which was transferred to us in October 2011 pursuant to the final settlement. We recorded a loss on the sale of this business of  $136 as of September 30, 2011. Prior to the sale of this business, we presented a product sales operating segment which contained this operation as well as our equipment repair and fabrication business in north Texas. We have classified this disposal group as discontinued operations for all periods presented and combined the remaining product sales business into our drilling services business segment. See Note 14, “Discontinued operations” and Note 15, “Segment information.”

Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Significant Accounting Policies [Abstract]
Significant accounting policies
2. Significant accounting policies:
(a) Basis of preparation:
     Our consolidated financial statements include the accounts of the legal entities discussed above and their wholly owned subsidiaries. All material inter-company balances and transactions have been eliminated in consolidation.
(b) Foreign currency translation:
     Assets and liabilities of foreign subsidiaries, whose functional currencies are the local currency, are translated from their respective functional currencies to U.S. dollars at the balance sheet date exchange rates. Income and expense items are translated at the average rates of exchange prevailing during the period. Foreign exchange gains and losses resulting from translation of account balances are included in income or loss in the year in which they occur. The adjustment resulting from translating the financial statements of such foreign subsidiaries into U.S. dollars is reflected as a separate component of stockholders’ equity.
(c) Revenue recognition:
     We recognize service revenue when it is realized and earned. We consider revenue to be realized and earned when the services have been provided to the customer, the product has been delivered, the sales price is fixed or determinable and collectability is reasonably assured. Generally, services are provided over a relatively short time.
     Revenue and costs on drilling contracts are recognized as work progresses. Progress is measured and revenues recognized based upon agreed day-rate charges. For certain contracts, we may receive additional lump-sum payments for the mobilization of rigs and other drilling equipment. Consistent with the drilling contract day-rate revenues and charges, revenues and related direct costs incurred for the mobilization are deferred and recognized over the term of the related drilling contract. Costs incurred to relocate rigs and other drilling equipment to areas in which a contract has not been secured are expensed as incurred.
     We recognize revenue under service contracts as services are performed. We had no significant unearned revenues associated with long-term service contracts as of December 31, 2010 and 2009.
(d) Cash and cash equivalents:
     Short-term investments with maturities of less than three months are considered to be cash equivalents and are recorded at cost, which approximates fair market value. For purposes of the consolidated statements of cash flows, we consider all investments in highly liquid debt instruments with original maturities of three months or less to be cash equivalents. We invest excess cash in overnight investments which are accounted for as cash. At December 31, 2010, our cash and cash equivalents exceeded what is federally insured.
(e) Trade accounts receivable:
     Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is our best estimate of the amount of probable credit losses incurred in our existing accounts receivable. We determine the allowance based on historical write-off experience, account aging and our assumptions about the oil and gas industry economic cycle. We review our allowance for doubtful accounts monthly. Past due balances over 90 days and over a specified amount are reviewed individually for collectability. All other balances are reviewed on a pooled basis. Account balances are charged off against the allowance after all appropriate means of collection have been exhausted and the potential for recovery is considered remote. Considering our customer base, we do not believe that we have any significant concentrations of credit risk other than our concentration in the oil and gas industry. We have no significant off balance-sheet credit exposure related to our customers.
(f) Inventory:
     Inventory, which consists of finished goods, materials and supplies held for resale, work in process and bulk fuel, is carried at the lower of cost or market. Market is defined as net realizable value for finished goods and as replacement cost for manufacturing parts and materials. Cost is determined on a first-in, first-out basis for refurbished parts and an average cost basis for all other inventories and includes the cost of raw materials and labor for finished goods. We record a reserve for excess and obsolete inventory based upon specific identification of items based on periodic reviews of inventory on hand.
(g) Property, plant and equipment:
          Property, plant and equipment are carried at cost less accumulated depreciation. Major betterments are capitalized. Repairs and maintenance that do not extend the useful life of equipment are expensed.
     Depreciation is provided over the estimated useful life of each asset as follows:

Asset	Basis	Rate
Buildings	straight-line	39 years
Field Equipment:
Wireline, optimization and coiled tubing equipment	straight-line	10 years
Production testing equipment	straight-line	15 years
Drilling rigs	straight-line	20 years
Well-servicing rigs	straight-line	10 to 25 years
Pressure pumping equipment	straight-line	10 years
Office furniture and computers	straight-line	3 to 7 years
Leasehold improvements	straight-line	Shorter of 5 years or the life of the lease
Vehicles and other equipment	straight-line	3 to 10 years
(h) Intangible assets:
     Intangible assets, consisting of acquired customer relationships, service marks, non-compete agreements, acquired patents and technology, are carried at cost less accumulated amortization, which is calculated on a straight-line basis over a period of 2 to 10 years depending on the asset’s estimated useful life. The weighted average amortization period for these intangible assets was approximately 4 years as of December 31, 2010.
(i) Impairment of long-lived assets:
     We review long-lived assets including property, plant and equipment and intangible assets with definite lives for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset. When assets are determined to be held for sale, they are separately presented in the appropriate asset and liability sections of the balance sheet and reported at the lower of the carrying amount or fair value less cost to sell, and are no longer depreciated. We recorded a fixed asset and other intangibles impairment loss of  $38,646 for the year ended December 31, 2009. See Note 6, “Property, plant and equipment.”
(j) Asset retirement obligations:
     Asset retirement obligations are recorded at fair value as a liability in the period in which a legal obligation is incurred associated with the retirement of tangible long-lived assets that result from the acquisition, construction, development, and/or normal use of the assets in accordance with U.S. GAAP. Furthermore, a corresponding asset is recorded and depreciated over the contractual term of the underlying asset. Subsequent to the initial measurement of the asset retirement obligation, the obligation is adjusted at the end of each period to reflect the passage of time and changes in the estimated future cash flows underlying the obligation. We recorded asset retirement obligations of  $5,022 as of December 31, 2010 related to the expected cost to plug our saltwater disposal wells at the end of the service lives of the assets, as well as other retirement commitments. We did not have significant retirement obligations recorded at December 31, 2009 and 2008.
(k) Deferred financing costs:
     Deferred financing costs associated with long-term debt under our revolving credit facilities and senior notes are carried at cost and are expensed over the term of the applicable long-term debt facility or the term of the notes.
(l) Goodwill:
     Goodwill represents the excess of costs over the fair value of the assets and liabilities of businesses acquired. U.S. GAAP requires an impairment test at least annually, or more frequently if indicators of impairment are present, whereby we estimate the fair value of the asset by discounting future cash flows at a projected cost of capital rate. If the fair value estimate is less than the carrying value of the asset, an additional test is required whereby we apply a purchase price allocation consistent with authoritative guidance pertaining to business combinations. If impairment is still indicated, we would record an impairment loss in the current reporting period for the amount by which the carrying value of the intangible asset exceeds its implied fair value. We did not record a goodwill impairment for the year ended 2010. We recorded goodwill impairment losses for each of the years ended December 31, 2009 and 2008. See (t) “Fair value measurements” and Note 15, “Segment information.”
(m) Deferred income taxes:
     We follow the liability method of accounting for income taxes. Under this method, deferred income tax assets and liabilities are determined based upon temporary differences between the carrying amount and tax basis of our assets and liabilities and measured using enacted tax rates and laws that will be in effect when the differences are expected to reverse. The effect on deferred tax assets and liabilities of a change in the tax rates is recognized in income in the period in which the change occurs. We record a valuation allowance when we believe that it is more likely than not that a deferred tax asset will not be realized.
     In assessing the realizability of deferred income tax assets, management considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.
(n) Financial instruments:
     The financial instruments recognized in the balance sheet consist of cash and cash equivalents, trade accounts receivable, revolving credit facilities, accounts payable and accrued liabilities, long-term debt and senior notes. The fair value of our financial instruments approximate their carrying amounts due to their current maturities or market rates of interest, except the senior notes which were issued in December 2006 with a fixed 8% coupon rate. At December 31, 2010 and 2009, the fair value of these notes was  $669,500 and  $641,875, respectively, based on the published closing prices for the applicable day.
(o) Per share amounts:
     In accordance with U.S. GAAP, we use the treasury stock method to calculate the dilutive effect of stock options and non-vested restricted stock on our earnings per share calculations. This method requires that we compare the presumed proceeds from the exercise of options and other dilutive instruments, including the expected tax benefit to us, to the exercise price of the instrument, and assume that we used the net proceeds to purchase shares of our common stock at the average price during the period. These assumed shares are then included in the calculation of the diluted weighted average shares outstanding for the period, if such instruments are not deemed to be anti-dilutive.
(p) Stock-based compensation:
     We have stock-based compensation plans for our employees, officers and directors to acquire common stock. For stock option grants made prior to January 1, 2006, no compensation expense was recorded if the stock options were issued at fair value on the date of grant. Accordingly, we did not recognize compensation expense associated with these stock option grants. Subsequent to January 1, 2006, we measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award, with limited exceptions, by using an option pricing model to determine fair value. We applied the modified-prospective transition method to account for grants of stock options between September 30, 2005, the date of our initial filing with the Securities and Exchange Commission, and December 31, 2005. For stock options granted on or after January 1, 2006, we use the prospective transition method to account for these grants and record compensation expense. See Note 12, “Stockholders’ equity.”
(q) Research and development:
     Research and development costs are charged to income as period costs when incurred.
(r) Contingencies:
     Liabilities for loss contingencies, including environmental remediation costs not within the scope of FASB guidance provided with regard to asset retirement obligations and which arise from claims, assessments, litigation, fines, and penalties and other sources, are recorded when it is probable that a liability has been incurred and the amount of the assessment and/or remediation can be reasonably estimated.
(s) Measurement uncertainty:
     Our consolidated financial statements are prepared in accordance with U.S. GAAP. The preparation of the consolidated financial statements in accordance with U.S. GAAP necessarily requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. We evaluate our estimates including those related to bad debts, inventory obsolescence, useful lives of property, plant and equipment, goodwill, intangible assets, income taxes, contingencies and litigation on an ongoing basis. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Under different assumptions or conditions, the actual results could differ, possibly materially, from those previously estimated. Many of the conditions impacting these assumptions are estimates outside of our control.
(t) Fair value measurement:
     We evaluate fair value measurements in accordance with U.S. GAAP, which requires us to base our estimates on assumptions that a market participant might use to price an asset or liability, and to establish a hierarchy that prioritizes the information used to determine fair value, whereby quoted market prices in active markets are given highest priority with lowest priority given to data provided by the reporting entity based on unobservable facts. U.S. GAAP requires disclosure of significant fair value measurements by level within the prescribed hierarchy.
     We generally apply fair value valuation techniques on a non-recurring basis associated with: (1) valuing assets and liabilities acquired in connection with business combinations and other transactions; (2) valuing potential impairment loss related to long-lived assets; and (3) valuing potential impairment loss related to goodwill and indefinite-lived intangible assets. We generally do not hold a significant investment in trading securities, and we were not party to significant derivative contract arrangements during the years ended December 31, 2010, 2009 or 2008.
Business combinations and other transactions:
     We acquired several businesses during the years ended December 31, 2010 and 2008, but did not complete any such business combinations during the year ended December 31, 2009. To determine the fair value of the assets acquired, primarily fixed assets, we generally obtain assistance from an independent appraiser to determine the fair value of the assets acquired based upon the value of comparable assets in the market as of the date of the acquisition. For one business acquired in late 2010, the assets were recently constructed and cost was deemed to approximate fair value at the date of acquisition. In addition, we applied an income method approach to value identifiable intangible assets associated with our acquisitions, as applicable, including customer relationships, trade names and non-compete agreements. For working capital items, including receivables, payables and inventory, carrying value was deemed to approximate fair value. During the year ended December 31, 2010, we recorded an insignificant non-monetary exchange of assets which resulted in a gain on the transaction of  $493. The fair value of the assets received in the exchange was  $914 and was more readily determinable based upon the seller’s price for such equipment received in the exchange. For the year ended December 31, 2009, we acquired certain property, plant and equipment at a subsidiary in Canada through a non-monetary exchange of assets, as further described in Note 6, “Property, plant and equipment.” We determined that this transaction had economic substance and that the assets received should be recorded at the fair value of the assets surrendered in the exchange. To determine the fair value of these assets, management obtained assistance from a third-party appraiser and used the orderly-liquidation value of the assets surrendered as an estimate of fair value. This transaction resulted in a loss of  $4,868 for the year ended December 31, 2009.
Long-lived assets:
     We reviewed our tangible fixed assets and intangible assets with definite lives at December 31, 2010 and noted no significant indicators of impairment. Therefore, no impairment losses related to long-lived assets were recorded for the year ended December 31, 2010. In September 2009, we evaluated the fair value of assets in our contract drilling business with the assistance of a third-party appraiser and determined that the carrying value of certain of these drilling rigs exceeded the fair value estimates. We projected the undiscounted cash flows associated with these rigs, including an estimate of salvage value, and compared these expected future cash flows to the carrying amount of the rigs. If the undiscounted cash flows exceeded the carrying amount, no further testing was performed and the rig was deemed to not be impaired. If the undiscounted cash flows did not exceed the carrying value, we estimated the fair market value of the equipment based on management estimates and general market data obtained by the third-party appraiser using the sales comparison market approach, which included the analysis of recent sales and offering prices of similar equipment to arrive at an indication of the most probable selling price for the equipment. The result of this analysis was a calculated fixed asset impairment of  $36,158, which was recorded as an impairment loss in the accompanying statement of operations for the year ended December 31, 2009. This impairment charge was allocated entirely to the Drilling Services business segment. This impairment was deemed necessary due to an overall decline in oil and gas exploration and production activity in late 2008 which extended throughout 2009, as well as management’s expectation of future operating results for this business segment for the foreseeable future. We continue to evaluate the remaining useful lives of our drilling rigs, and have considered our depreciation methodology and these estimates of useful lives in our projected future cash flows associated with these assets.
     In addition, we evaluated certain long-term intangible assets with definite lives in accordance with U.S. GAAP as of December 31, 2009. Based on our review, we believe that impairment was indicated at one of our businesses due to lower-than-expected results, revised expected future cash flows for the business and changes in local management. Therefore, we determined that certain non-compete agreements and customer relationship intangibles were impaired at December 31, 2009, with the assistance of a third-party consultant. We recorded an impairment charge related to these intangible assets totaling  $2,488 in the accompanying statement of operations for the year ended December 31, 2009.
Goodwill:
     We evaluated our goodwill and indefinite-lived intangible assets in accordance with the recoverability tests prescribed by U.S. GAAP as of our annual testing date in 2010. We prepared several valuation models including a discounted cash flow analysis, a market multiples approach and a review of precedent transactions, with the assistance of third-party consultants. We weighted these valuation methodologies, with greatest weight given to our discounted cash flow projections, which included assumptions related to organic growth, capital investment, working capital needs, residual value and other assumptions. Based on this analysis, we determined that our goodwill and indefinite-lived intangible assets were not impaired as of the annual testing date for the year ended December 31, 2010. For the year ended December 31, 2009, we determined that goodwill associated with three of our reporting units was impaired as of the testing date. For the year ended December 31, 2008, we performed this test at the annual testing date and impairment of goodwill was indicated for most of our reporting units. Then, due to a significant decline in the overall U.S. debt and equity markets which was deemed a triggering event, we performed the test at December 31, 2008 and impairment was indicated. We update our assumptions used in the preparation of our discounted cash flow analysis each year based largely upon unobservable inputs from management, which represent our best estimates of actual results over a long-term period, appropriately discounted as of the test date. Although the assumptions used vary from year-to-year based upon our perception of market conditions, the valuation methodology used to value goodwill was consistent for the years ended December 31, 2010, 2009 and 2008.
     For the years ended December 31, 2009 and 2008, we performed step two of the goodwill impairment test as prescribed by U.S. GAAP. In performing the two-step goodwill impairment test, we compared the fair value of each of our reportable units to its carrying value. We estimated the fair value of our reportable units by considering both the income approach and market approach. Under the market approach, the fair value of the reportable unit is based on market multiple and recent transaction values of peer companies. Under the income approach, the fair value of the reportable unit is based on the present value of estimated future cash flows using the discounted cash flow method. The discounted cash flow method is dependent on a number of unobservable inputs including projections of the amounts and timing of future revenues and cash flows, assumed discount rates and other assumptions. Based upon this initial testing, we determined that goodwill associated with several of our reporting units within our completion and production services business segments were impaired, which triggered step two. For step two, we calculated the implied fair value of goodwill and compared it to the carrying amount of that goodwill, by examining the fair value of the tangible and intangible property of these reportable units. The inputs for this model were largely unobservable estimates from management based on historical performance. We retained the assistance of a third-party appraiser to collect market data for a sample of assets from each of these reporting units to assess the market value of the property, plant and equipment of these reportable units, and the results were extrapolated to the asset population. Thus, the primary source for our assessment of value was based on management’s estimates and projections. The result of this analysis was a calculated goodwill impairment of  $97,643 which is recorded in the accompanying statement of operations at December 31, 2009. This impairment charge of  $97,643 was allocated to the completion and production services business segment in 2009. These impairments were deemed necessary due to an overall decline in oil and gas exploration and production activity throughout 2009. For the year ended December 31, 2008, goodwill with a carrying amount of  $613,876 was written down to its implied fair value of  $341,592, resulting in an impairment charge of  $272,284, of which  $272,006 was recorded as an impairment loss and  $277 was recorded as a charge to cumulative translation adjustment in the accompanying balance sheet as of December 31, 2008. We continue to hold an investment in each of these reportable units for which impairment losses were recorded in 2009 and 2008.
     The following tabular presentation is presented for quantitative presentation of our significant fair value measurements for the years ended December 31, 2010, 2009 and 2008:

		Quoted Prices
		in Active	Significant
		Markets for	Other	Significant
		Identical	Observable	Unobservable
	Balance at	Assets	Inputs	Inputs	Total Gains
Description	Year end	(Level 1)	(Level 2)	(Level 3)	(Losses)
As of December 31, 2010:
Non-monetary exchange	$914	—	$914	$—	$493
Goodwill	247,675	—	—	247,675	—

	$248,589	—	$914	$247,675	$493

As of December 31, 2009:
Non-monetary exchange	$4,487	—	$4,487	$—	$(4,868)
Property, plant and equipment	100,820	—	—	100,820	(36,158)
Definite-lived intangible assets	187	—	—	187	(2,488)
Goodwill	240,965	—	—	240,965	(97,643)

	$346,459	—	$4,487	$341,972	$(141,157)

As of December 31, 2008:
Goodwill	$338,734	—	$—	$338,734	$(272,284)

(u) Investment in Unconsolidated Subsidiaries
     We constructed a salt water disposal well for a customer during 2009 at a cost of  $1,497. In exchange for this service, we received a non-controlling interest in the company that owns and operates the well. In accordance with U.S. GAAP, we account for our interest in this company as an equity investment in an unconsolidated subsidiary, whereby we have recorded our initial investment as a long-term asset in the accompanying balance sheet at December 31, 2009, and record our portion of earnings or losses associated with this well as equity in earnings of unconsolidated subsidiaries, a component of income or expense in the current period. We have evaluated this ownership interest and determined that it does not constitute a variable interest entity, as that term is defined in current U.S. GAAP guidance. This well did not begin operating until late 2009, and we did not record any significant earnings or loss associated with these operations during the years ended December 31, 2009 or 2010.

Business Combinations	12 Months Ended
Dec. 31, 2010
Business Combinations [Abstract]
Business combinations
3. Business combinations:
     We did not acquire any businesses during the year ended December 31, 2009. However, we did execute several business acquisitions for the years ended December 31, 2010 and 2008, as described below, and expect to complete more transactions in the future, depending on the circumstances and the availability of financing.
(a) Acquisitions During the Year Ended December 31, 2010:
     During the year ended December 31, 2010, we acquired assets or all of the equity interests in various service companies, for  $33,721 in cash, resulting in tax deductible goodwill of  $6,710.
(i)	On May 11, 2010, we acquired certain assets of a provider of gas lift services based in Oklahoma City, Oklahoma. The total purchase price for the assets was $1,440 in cash. We recorded goodwill totaling $1,017 in conjunction with this acquisition which has been allocated entirely to the completion and production services business segment. We believe this acquisition supplements our plunger lift service offering for the completion and production services business segment.

(ii)	On September 3, 2010, we completed the purchase of a well service and fluid handling service provider based in Carrizo Springs, Texas. The total purchase price for the assets was $20,767 and included goodwill of $4,046, all of which was allocated to the completion and production services business segment. We believe this acquisition enhances our position in the Eagle Ford Shale in south Texas.

(iii)	On December 1, 2010, we completed the purchase of all of the outstanding common stock of a disposal well operator located in Colorado for $11,514 in cash, subject to an additional $500 holdback. We recorded goodwill totaling $1,457 in conjunction with this acquisition which has been allocated to the completion and production services business segment. We believe this acquisition will enhance our position in the Denver-Julesburg Basin in Colorado.
     We accounted for these acquisitions using the purchase method of accounting, whereby the purchase price was allocated to the fair value of net assets acquired, including definite-lived intangible assets and property, plant and equipment, with the excess recorded as goodwill. Results for each of these acquisitions were included in our accounts and results of operations since the date of acquisition. The following table summarizes the preliminary purchase price allocations for these acquisitions as of December 31, 2010:

Totals
Net assets acquired:
Accounts receivable	$209
Inventory and other current assets	428
Property, plant and equipment	23,960
Payables and accrued liabilities	(106)
Intangible assets	2,520
Goodwill	6,710

Net assets acquired	$33,721

Consideration:
Cash, net of cash and cash equivalents acquired	$33,721

     We determined the fair value of assets and liabilities acquired through these business acquisitions as of the acquisition date by performing valuation techniques related to identifiable intangible assets and evaluating property, plant and equipment acquired based upon, at minimum, the replacement cost of the assets, with the assistance of third-party consultants, except for the two saltwater disposal wells in Colorado which were newly constructed just prior to acquisition. Working capital items were deemed to have a fair market value equal to book value. Of the total intangible assets acquired,  $1,670 related to customer relationship intangibles determined by applying an income approach over the expected term, allowing for customer attrition at an assumed rate.
(b) Acquisitions During the Year Ended December 31, 2008:
     During the year ended December 31, 2008, we acquired substantially all the assets or all of the equity interests in four oilfield service companies, for  $180,154 in cash, resulting in goodwill of  $71,209. Several of these acquisitions were subject to final working capital adjustments.
(i)	On February 29, 2008, we acquired substantially all of the assets of KR Fishing & Rental, Inc. (“KR Fishing & Rental”) for $9,464 in cash, resulting in goodwill of $6,411. KR Fishing & Rental, Inc. is a provider of fishing, rental and foam unit services in the Piceance Basin and the Raton Basin, and is located in Rangely, Colorado. We believe this acquisition complements our completion and production services business in the Rocky Mountain region.

(ii)	On April 15, 2008, we acquired all the outstanding common stock of Frac Source Services, Inc. (“Frac Source”), a provider of pressure pumping services to customers in the Barnett Shale of north Texas, for $62,359 in cash, net of cash acquired, which includes a working capital adjustment of $1,600 and recorded goodwill of $15,431. Upon closing this transaction, we entered into a contract with one of our major customers to provide pressure pumping services in the Barnett Shale utilizing three frac fleets under a contract with a term that extends up to three years from the date each fleet is placed into service. We spent an additional $20,000 in 2008 on capital equipment related to these contracted frac fleets. Thus, our total investment in this operation was approximately $82,400. This acquisition expanded our pressure pumping business in north Texas and the related contract provides a stable revenue stream from which to expand our pressure pumping business outside of this region.

(iii)	On October 3, 2008, we acquired all of the membership interests of TSWS Well Services, LLC (“TSWS”), a limited liability corporation which held substantially all of the well servicing and heavy haul assets of TSWS, Inc., a company based in Magnolia, Arkansas, which provides well servicing and heavy haul services to customers in northern Louisiana, east Texas and southern Arkansas. As consideration, we paid $57,163 in cash and prepaid an additional $1,000 related to an employee retention bonus pool. We also recorded goodwill totaling $21,911. This acquisition extended our geographic reach in the Haynesville Shale area.

(iv)	On October 4, 2008, we acquired substantially all of the assets of Appalachian Well Services, Inc. and its wholly-owned subsidiary (“AWS”), each of which is based in Shelocta, Pennsylvania. This business provides pressure pumping, e-line and coiled tubing services in the Appalachian region, and includes a service area which extends through portions of Pennsylvania, West Virginia, Ohio and New York. As consideration for the purchase, we paid $50,168 in cash and issued 588,292 unregistered shares of our common stock, valued at $15.04 per share. We invested an additional $6,500 to complete a frac fleet at this location and have an option to purchase real property for approximately $600. In addition, we entered into an agreement under which we might be required to pay up to an additional $5,000 in cash consideration during the earn-out period. The earn-out period expired in 2010 with no additional consideration required. We recorded goodwill of approximately $27,456 associated with this acquisition, however, this goodwill was deemed impaired in 2009 and expensed as of December 31, 2009. We believe this acquisition created a platform for future growth for our pressure pumping and other completion and production service lines in the Marcellus Shale.
     We accounted for these acquisitions using the purchase method of accounting, whereby the purchase price was allocated to the fair value of net assets acquired, including definite-lived intangible assets and property, plant and equipment at depreciated replacement costs, with the excess recorded as goodwill. Results for each of these acquisitions were included in our accounts and results of operations since the date of acquisition, and goodwill associated with these acquisitions was allocated entirely to the completion and production services business segment. The following table summarizes our purchase price allocations for these acquisitions as of December 31, 2008:

	KR Fishing &	Frac
	Rental	Source	TSWS	AWS	Totals
Net assets acquired:
Property, plant and equipment	$2,673	$41,172	$28,852	$24,140	$96,837
Non-cash working capital	50	(2,085)	1,000	3,226	2,191
Intangible assets	330	6,810	6,400	4,200	17,740
Deferred tax asset	—	1,031	—	—	1,031
Goodwill	6,411	15,431	21,911	27,456	71,209

Net assets acquired	$9,464	$62,359	$58,163	$59,022	$189,008

Consideration:
Cash, net of cash and cash equivalents acquired	$9,464	$62,359	$58,163	$50,168	$180,154
Stock issued for acquisition	—	—	—	8,854	8,854

Total consideration	$9,464	$62,359	$58,163	$59,022	$189,008

     Of the  $71,209 of goodwill above,  $55,718 is tax deductible.
     The purchase price of each of the businesses that we acquire is negotiated as an arm’s length transaction with the seller. We generally evaluate acquisition targets based on an earnings multiple approach, whereby we consider precedent transactions which we have undertaken and those of others in our industry.
     We determined the fair value of assets and liabilities acquired through these business acquisitions as of the acquisition date performing valuation techniques related to identifiable intangible assets and to evaluating property, plant and equipment acquired based upon, at minimum, the replacement cost of the assets, with the assistance of third-party consultants. Working capital items were deemed to have a fair market value equal to book value. Of the total intangible assets acquired,  $14,010 related to customer relationship intangibles determined by applying an income approach over the expected term, allowing for customer attrition at an assumed rate. We considered these factors when determining the goodwill impairment recorded at December 31, 2008. Of the businesses acquired in 2008, an insignificant portion of the goodwill associated with the acquisitions of TSWS and AWS was deemed impaired at December 31, 2008. As of December 31, 2009, the remaining goodwill associated with AWS, and other intangibles totaling  $2,488, were deemed impaired and expensed.
(c) Pro Forma Results
     Our acquisitions during the year ended December 31, 2010 were not deemed to be significant to our overall results for the year. Therefore, no pro forma disclosure of the impact of these acquisitions has been provided for 2010.
     We calculated the pro forma impact of the businesses we acquired on our operating results for the year ended December 31, 2008. The following pro forma results give effect to each of these acquisitions, assuming that each occurred on January 1, 2008.
     We derived the pro forma results of these acquisitions based upon historical financial information obtained from the sellers and certain management assumptions. In addition, we assumed debt service costs related to these acquisitions based upon the actual cash investments, calculated at a rate of 7% per annum, less an assumed tax benefit calculated at our statutory rate of 35%. Each of these acquisitions related to our continuing operations, and, thus, had no pro forma impact on discontinued operations presented on the accompanying statement of operations for the year ended December 31, 2008.
     The following pro forma results do not purport to be indicative of the results that would have been obtained had the transactions described above been completed on the indicated dates or that may be obtained in the future.

Pro Forma Results
For the Year
Ended
December 31,
2008
(Unaudited)
Revenue	$1,856,781
Loss before taxes	$(11,612)
Net loss from continuing operations	$(86,085)
Net loss	$(83,062)
Loss per share:
Basic	$(1.13)

Diluted	$(1.13)

Accounts Receivable	12 Months Ended
Dec. 31, 2010
Accounts Receivable [Abstract]
Accounts receivable
4. Accounts receivable:

	2010	2009
Trade accounts receivable	$249,998	$152,786
Related party receivables (a)	51,046	6,593
Unbilled revenue	42,747	19,409
Notes and other receivables	2,353	1,975

	346,144	180,763
Allowance for doubtful accounts	4,160	12,564

	$341,984	$168,199

(a)	See Note 19, “Related party transactions.”
     The following table summarizes the change in our allowance for doubtful accounts for the years ended December 31, 2010, 2009 and 2008:

	Balance at	Additions	Write-offs	Balance at
	Beginning	Charged	or	End of
Year Ended	of Period	to Expense	Adjustments	Period
2010	$12,564	$(159)	$(8,245)	$4,160
2009	$5,976	$10,770	$(4,182)	$12,564
2008	$5,487	$4,344	$(3,855)	$5,976

Inventory	12 Months Ended
Dec. 31, 2010
Inventory [Abstract]
Inventory	5. Inventory:

	2010	2009
Finished goods	$13,497	$14,787
Manufacturing parts, materials and fuel	16,063	14,486
Work in process	1,282	300

	30,842	29,573
Inventory reserves	2,453	888

	$28,389	$28,685

Property, Plant and Equipment	12 Months Ended
Dec. 31, 2010
Property, Plant and Equipment [Abstract]
Property, plant and equipment
6. Property, plant and equipment:

		Accumulated	Net Book
December 31, 2010	Cost	Depreciation	Value
Land	$8,475	$—	$8,475
Building	32,083	4,456	27,627
Field equipment	1,437,343	639,282	798,061
Vehicles	128,098	57,930	70,168
Office furniture and computers	17,938	11,712	6,226
Leasehold improvements	22,503	6,007	16,496
Construction in progress	23,879	—	23,879

	$1,670,319	$719,387	$950,932

		Accumulated	Net Book
December 31, 2009	Cost	Depreciation	Value
Land	$8,884	$—	$8,884
Building	30,200	3,168	27,032
Field equipment	1,288,218	494,101	794,117
Vehicles	126,043	54,915	71,128
Office furniture and computers	16,743	8,871	7,872
Leasehold improvements	21,359	4,654	16,705
Construction in progress	10,122	—	10,122

	$1,501,569	$565,709	$935,860

     Construction in progress at December 31, 2010 and 2009 primarily included progress payments to vendors for equipment to be delivered in future periods and component parts to be used in final assembly of operating equipment, which in all cases were not yet placed into service at the time. For the years ended December 31, 2010, 2009 and 2008, we recorded capitalized interest of  $1,250,  $878 and  $4,458, respectively, related to assets that we are constructing for internal use and amounts paid to vendors under progress payments for assets that are being constructed on our behalf.
     Effective March 1, 2009, our Canadian subsidiary transferred certain property, plant and equipment used in our production testing business to Enseco, a competitor, in exchange for certain electric line (e-line) equipment. This exchange was determined to have commercial substance for us and therefore we recorded the new assets acquired at the fair market value of the assets surrendered which had a carrying value of  $9,284. We incurred costs to sell totaling approximately  $71. We determined the fair value of the assets with the assistance of a third-party appraiser, assuming an orderly liquidation methodology, to be  $4,487, resulting in a loss on the exchange of  $4,868. Of the total value assigned to the new assets,  $4,209 was included in property, plant and equipment and  $279 was included in inventory in the accompanying balance sheet as of December 31, 2009. The fair market value of the assets received was determined to be  $5,497, using the same methodology applied to the assets surrendered. We believe that these e-line assets will generate cash flows in excess of the cash flows that would have been received from the production testing assets due to relatively higher demand from our customers for e-line services.
     Effective March 31, 2009, we entered into a sale-leaseback transaction with Agua Dulce, LLC, through which we sold a facility and approximately 50 acres of real property located near Rock Springs, Wyoming for  $3,827. The sales price approximated the net book value of the facility, which is currently under construction, and the land, resulting in an insignificant gain on the transaction which has been included as a component of selling, general and administrative expense in the accompanying statement of operations for the year ended December 31, 2009. In addition, the buyer agreed to fund the completion of the construction of the facility. Effective April 1, 2009, we became party to the lease agreement which requires monthly operating lease payments for a term of 10 years, with an option to extend the lease term for an additional 10 years. The rental rate adjusts for construction draws to date divided ratably over the remaining lease term. The lease term began on April 1, 2009 and the first monthly rental was  $35. We will also incur additional lease costs related to certain operating costs, taxes and insurance for the facility over the term of the lease.
     Effective July 30, 2009, we entered into a sale-leaseback agreement with Enterprise Leasing Company of Houston to sell over 550 light-vehicles with a net book value of approximately  $10,362 as of July 30, 2009. During the third quarter of 2009, we received proceeds from the sale which totaled  $10,551. In August 2009, pursuant to this lease agreement, we began making monthly rental payments of approximately  $306. The lease terms range from 24 to 36 months.

Intangible Assets	12 Months Ended
Dec. 31, 2010
Intangible Assets [Abstract]
Intangible assets
7. Intangible assets:

		As of December 31, 2010			As of December 31, 2009
		Historical	Accumulated	Net Book	Historical	Accumulated	Net Book
Description	Term	Cost	Amortization	Value	Cost	Amortization	Value
	(In months)
Patents and trademarks	60 to 120	$5,215	$3,353	$1,862	$5,942	$2,421	$3,521
Contractual agreements	24 to 120	11,985	8,660	3,325	9,455	6,644	2,811
Customer lists and other	36 to 60	13,302	9,280	4,022	13,322	6,411	6,911

Totals		$30,502	$21,293	$9,209	$28,719	$15,476	$13,243

     We recorded amortization expense associated with intangible assets of continuing operations totaling  $6,591,  $7,769 and  $5,248 for the years ended December 31, 2010, 2009 and 2008, respectively. We expect to record amortization expense associated with these intangible assets for the next five years approximating: 2011 —  $4,645; 2012 —  $2,926; 2013 —  $1,341; 2014 —  $170 and 2015 —  $127.

Deferred Financing Costs	12 Months Ended
Dec. 31, 2010
Deferred Financing Costs [Abstract]
Deferred financing costs
8. Deferred financing costs:

		Accumulated	Net
	Cost	Amortization	Book Value
December 31, 2010
Deferred financing costs	$19,010	$9,316	$9,694

December 31, 2009
Deferred financing costs	$19,010	$6,266	$12,744

     We incurred deferred financing costs associated with our amended credit facility as well as  $13,414 related to the issuance of our senior notes in December 2006. In October 2009, we amended our senior secured credit facility and incurred additional financing costs of  $2,911 in the fourth quarter of 2009. In October 2009, due to the decrease in borrowing capacity after giving effect to the amendment, we expensed  $528 of unamortized fees related to our prior revolving credit facilities.

Taxes	12 Months Ended
Dec. 31, 2010
Taxes [Abstract]
Taxes
9. Taxes:
     Tax expense (benefit) from continuing operations consisted of:

	2010	2009	2008
Domestic:
Current income taxes	$(105)	$(59,637)	$42,490
Deferred income taxes	48,468	(4,733)	24,739

	48,363	(64,370)	67,229

Foreign:
Current income taxes	2,986	3,042	7,390
Deferred income taxes	(514)	(2,801)	(3,912)

	2,472	241	3,478

Tax expense (benefit) — continuing operations	$50,835	$(64,129)	$70,707

     We operate in several tax jurisdictions. A reconciliation of the U.S. federal income tax rate of 35% for the years ended December 31, 2010, 2009 and 2008 to our effective income tax rate follows:

	2010	2009	2008
Expected provision for taxes:	$45,819	$(88,018)	$(7,659)
Increase (decrease) resulting from foreign tax rate differential	416	(659)	2,000
Change in foreign tax rates	—	68	746
Change in domestic tax rates	1,357	4,544	—
State taxes, net of federal benefit	978	(4,948)	4,989
Non-deductible expenses	2,180	18,125	70,619
Other, net	85	6,759	12

Tax expense (benefit) — continuing operations	$50,835	$(64,129)	$70,707

     Non-deductible expenses for the years ended December 31, 2009 and 2008 relate primarily to impaired goodwill with limited tax basis. There was no goodwill impairment for the year ended December 31, 2010.
     The net deferred income tax liability was comprised of the tax effect of the following temporary differences:

	2010	2009
Deferred income tax assets:
Net operating loss	$10,386	$6,909
Goodwill and intangible assets	9,240	14,487
Accrued liabilities and other	6,789	4,853
Stock-based compensation costs	4,125	6,744

	30,540	32,993
Less valuation allowance	(253)	(265)

	30,287	32,728

Deferred income tax liabilities:
Property, plant and equipment	(213,556)	(168,304)
Other	(4,621)	(4,360)

	(218,177)	(172,664)

Net deferred income tax liability	$(187,890)	$(139,936)

     The net deferred income tax liability consisted of:

	2010	2009
Domestic	$(187,988)	$(139,061)
Foreign	98	(875)

	$(187,890)	$(139,936)

     Included in our deferred tax assets are state tax net operating loss carry forwards of  $9,279. We expect to generate future state taxable income to fully utilize these loss carry forwards.
     We had no U.S. federal loss carry forward at December 31, 2010 and  $3,592 of U.S. loss carry forward at December 31, 2009. We have  $1,107 of foreign non-capital loss carry forward at December 31, 2010, compared to  $2,930 at December 31, 2009.
     No deferred income taxes were provided on  $28,584 of undistributed earnings of foreign subsidiaries as of December 31, 2010, as we intend to indefinitely reinvest these funds. Upon distribution of these earnings in the form of dividends or otherwise, we may be subject to U.S. income taxes and foreign withholding taxes. It is not practical, however, to estimate the amount of taxes that may be payable on the eventual distribution of these earnings after consideration of available foreign tax credits.
     We adopted the FASB interpretation on accounting for uncertainty in income taxes as of January 1, 2007. This guidance clarifies the accounting for uncertain tax positions that may have been taken by an entity. Specifically, it prescribes a more-likely-than-not recognition threshold to measure a tax position taken or expected to be taken in a tax return through a two-step process: (1) determining whether it is more likely than not that a tax position will be sustained upon examination by taxing authorities, after all appeals, based upon the technical merits of the position; and (2) measuring to determine the amount of benefit/expense to recognize in the financial statements, assuming taxing authorities have all relevant information concerning the issue. The tax position is measured at the largest amount of benefit/expense that is greater than 50 percent likely of being realized upon ultimate settlement. This pronouncement also specifies how to present a liability for unrecognized tax benefits in a classified balance sheet, but does not change the classification requirements for deferred taxes. Under this guidance, if a tax position previously failed the more-likely-than-not recognition threshold, it should be recognized in the first subsequent financial reporting period in which the threshold is met. Similarly, a position that no longer meets this recognition threshold should no longer be recognized in the first financial reporting period in which the threshold is no longer met.
     The FASB issued additional guidance on how an entity is to determine whether a tax position has effectively settled for purposes of recognizing previously unrecognized tax benefits. Specifically, this guidance states that an entity would recognize a benefit when a tax position is effectively settled using the following criteria: (1) the taxing authority has completed its examination including all appeals and administrative reviews; (2) the entity does not plan to appeal or litigate any aspect of the tax position; and (3) it is remote that the taxing authority would examine or reexamine any aspect of the tax position, assuming the taxing authority has full knowledge of all relevant information relative to making their assessment on the position.
     We performed an examination of our tax positions and calculated the cumulative amount of our estimated exposure by evaluating each issue to determine whether the impact exceeded the 50 percent threshold of being realized upon ultimate settlement with the taxing authorities. Based upon this examination, we determined that the aggregate exposure did not have a material impact on our financial statements during the years ended December 31, 2010, 2009 and 2008. Therefore, we have not recorded an adjustment to our financial statements related to this interpretation. We will continue to evaluate our tax positions, and recognize any future impact as a charge to income in the applicable period in accordance with the standard. Our tax filings for tax years 2006 to 2009 remain open for examination by taxing authorities. We do not anticipate any significant changes in our uncertain tax positions during the next twelve months.
     Our accounting policy related to income tax penalties and interest assessments is to accrue for these costs and record a charge to selling, general and administrative expense for tax penalties and a charge to interest expense for interest assessments during the period that we take an uncertain tax position through resolution with the taxing authorities or the expiration of the applicable statute of limitations. We did not record any significant amounts related to penalties and interest during the years ended December 31, 2010, 2009 and 2008.

Notes Payable	12 Months Ended
Dec. 31, 2010
Notes Payable [Abstract]
Notes payable
10. Notes payable:
     We entered into a note arrangement to finance certain of our annual insurance premiums for the policy term from December 1, 2007 to April 30, 2009. Effective May 1, 2009, we renewed our insurance policies and entered into a similar financing arrangement for the twelve-month policy term which extended through April 2010. Concurrently, we renewed our workers’ compensation, general liability and auto insurance policies through our insurance broker for the same policy term. Our accounting policy has been to record a prepaid asset associated with certain of these policies which is amortized over the term and which takes into account actual premium payments and deposits made to date, to record an accrued liability for premiums which are contractually committed for the policy term and to make monthly premium payments in accordance with our premium commitments and monthly note payments for amounts financed. Effective May 1, 2010, we renewed our annual insurance premiums for the policy term May 1, 2010 through April 30, 2011, but chose to prepay our premiums for certain insurance coverages which had been financed through a note arrangement in prior renewals, and to continue to make monthly premium payments through our broker for other insurance coverages, including workers’ compensation, general liability and auto insurance policies during this twelve-month policy term.

Long-Term Debt	12 Months Ended
Dec. 31, 2010
Long-Term Debt [Abstract]
Long-term debt
11. Long-term debt:
     The following table summarizes long-term debt as of December 31, 2010 and 2009:

	2010	2009
U.S. revolving credit facility(a)	$—	$—
Canadian revolving credit facility(a)	—	—
8% senior notes(b)	650,000	650,000
Capital leases and other	—	230

	650,000	650,230
Less: current maturities of long-term debt and capital leases	—	228

	$650,000	$650,002

(a)	Prior to June 13, 2011, we maintained a senior secured facility (the “Credit Agreement”) with Wells Fargo Bank, National Association, as U.S. Administrative Agent, HSBC Bank Canada, as Canadian Administrative Agent, and certain other financial institutions. On October 13, 2009, we entered into the Third Amendment (the Credit Agreement after giving effect to the Third Amendment, the “Amended Credit Agreement”) and modified the structure of our existing credit facility to an asset-based facility subject to borrowing base restrictions. In connection with the Third Amendment, Wells Fargo Capital Finance, LLC (formerly known as Wells Fargo Foothill, LLC) replaced Wells Fargo Bank, National Association, as U.S. Administrative Agent and also served as U.S. Issuing Lender and U.S. Swingline Lender under the Amended Credit Agreement. The Amended Credit Agreement provided for a U.S. revolving credit facility of up to $225,000 that was scheduled to mature in December 2011 and a Canadian revolving credit facility of up to $15,000 (with Integrated Production Services Ltd., one of our wholly-owned subsidiaries, as the borrower thereof (“Canadian Borrower”)) that was scheduled to mature in December 2011. The Amended Credit Agreement included a provision for a “commitment increase”, as defined therein, which permitted us to effect up to two separate increases in the aggregate commitments under the Amended Credit Agreement by designating one or more existing lenders or other banks or financial institutions, subject to the bank’s sole discretion as to participation, to provide additional aggregate financing up to $75,000, with each committed increase equal to at least $25,000 in the U.S., or $5,000 in Canada, and in accordance with other provisions as stipulated in the Amended Credit Agreement. Certain portions of the credit facilities were available to be borrowed in U.S. dollars, Canadian dollars and other currencies approved by the lenders.
Our U.S. borrowing base was limited to: (1) 85% of U.S. eligible billed accounts receivable, less dilution, if any, plus (2) the lesser of 55% of the amount of U.S. eligible unbilled accounts receivable or  $10.0 million, plus (3) the lesser of the “equipment reserve amount” and 80% times the most recently determined “net liquidation percentage”, as defined in the Amended Credit Agreement, times the value of our and the U.S. subsidiary guarantors’ equipment, provided that at no time could the amount determined under this clause exceed 50% of the U.S. borrowing base, minus (4) the aggregate sum of reserves established by the U.S. Administrative Agent, if any. The “equipment reserve amount” means  $50.0 million upon the effective date of the Third Amendment, less  $0.6 million for each subsequent month, not to be reduced below zero in the aggregate.
The Canadian borrowing base was limited to: (1) 80% of Canadian eligible billed accounts receivable, plus (2) if the Canadian Borrower has requested credit for equipment under the Canadian borrowing base, the lesser of (a)  $15.0 million, and (b) 80% times the most recently determined “net liquidation percentage”, as defined in the Amended Credit Agreement, times the value (calculated on a basis consistent with our historical accounting practices) of our and the US subsidiary guarantors’ equipment, minus (3) the aggregate amount of reserves established by our Canadian Administrative Agent, if any.
Subject to certain limitations set forth in the Amended Credit Agreement, we had the ability to elect how interest under the Amended Credit Agreement will be computed. Interest under the Amended Credit Agreement was determined by reference to (1) the London Inter-bank Offered Rate, or LIBOR, plus an applicable margin between 3.75% and 4.25% per annum (with the applicable margin depending upon our “excess availability amount”, as defined in the Amended Credit Agreement) or (2) the “Base Rate” (which means the higher of the Prime Rate, Federal Funds Rate plus 0.50%, 3-month LIBOR plus 1.00% and 3.50%), plus the applicable margin, as described above. For the period from the effective date of the Third Amendment until the six month anniversary of the effective date of the Third Amendment, interest was computed with an applicable margin rate of 4.00%. If an event of default existed or continued under the Amended Credit Agreement, advances would bear interest as described above with an applicable margin rate of 4.25% plus 2.00%. Additionally, if an event of default exists under the Amended Credit Agreement, as defined therein, the lenders could accelerate the maturity of the obligations outstanding thereunder and exercise other rights and remedies. Interest was payable monthly.
Under the Amended Credit Agreement, we were permitted to prepay our borrowings and we had the right to terminate, in whole or in part, the unused portion of the U.S. commitments in  $1.0 million increments upon written notice to the U.S. Administrative Agent. If all of the U.S. facility was terminated, the Canadian facility would also be required to be terminated.
All of the obligations under the U.S. portion of the Amended Credit Agreement were secured by first priority liens on substantially all of our assets and the assets of our U.S. subsidiaries as well as a pledge of approximately 66% of the stock of our first-tier foreign subsidiaries. Additionally, all of the obligations under the U.S. portion of the Amended Credit Agreement were guaranteed by substantially all of our U.S. subsidiaries. The obligations under the Canadian portion of the Amended Credit Agreement were secured by first priority liens on substantially all of our assets and the assets of our subsidiaries (other than our Mexican subsidiary). Additionally, all of the obligations under the Canadian portion of the Amended Credit Agreement are guaranteed by us as well as certain of our subsidiaries.
The Amended Credit Agreement also contained various covenants that limited our and our subsidiaries’ ability to: (1) grant certain liens; (2) incur additional indebtedness; (3) make certain loans and investments; (4) make capital expenditures; (5) make distributions; (6) make acquisitions; (7) enter into hedging transactions; (8) merge or consolidate; or (9) engage in certain asset dispositions. The Amended Credit Agreement contained one financial maintenance covenant which required us and our subsidiaries, on a consolidated basis, to maintain a “fixed charge coverage ratio”, as defined in the Amended Credit Agreement, of not less than 1.10 to 1.00. This covenant was only tested if our “excess availability amount”, as defined under the Amended Credit Agreement, plus certain qualified cash and cash equivalents (collectively “Liquidity”) was less than  $50.0 million for a period of 5 consecutive days and continued only until such time as our Liquidity had been greater than or equal to  $50.0 million for a period of 90 consecutive days or greater than or equal to  $75.0 million for a period of 45 consecutive days.
Our fixed charge coverage ratio covenant was calculated, for fiscal quarters ending after September 30, 2009, as the ratio of “EBITDA” calculated for the four fiscal quarter period ended after September 30, 2009 minus capital expenditures made with cash (to the extent not already incurred in a prior period) or incurred during such four quarter period, compared to “fixed charges”, calculated for the four quarters then ended. “EBITDA” was defined in the Amended Credit Agreement as consolidated net income for the period plus, to the extent deducted in determining our consolidated net income, interest expense, taxes, depreciation, amortization and other non-cash charges for such period, provided that EBITDA was subject to pro forma adjustments for acquisitions and non-ordinary course asset sales assuming that such transactions occurred on the first day of the determination period, which adjustments would be made in accordance with the guidelines for pro forma presentations set forth by the Securities and Exchange Commission. “Fixed charges”, as defined in the Amended Credit Agreement, include interest expense, among other things, reduced by the amortization of transaction fees associated with the Third Amendment.
We were not subject to the fixed charge coverage ratio covenant in the Amended Credit Agreement as of December 31, 2010 since the Excess Availability Amount plus Qualified Cash Amount (each as defined in the Amended Credit Agreement) exceeded  $50,000. If we had been subject to the fixed charge coverage ratio covenant at December 31, 2010, we would have been in compliance.
There were no borrowings outstanding under our U.S. or Canadian revolving credit facilities as of December 31, 2010. There were letters of credit outstanding under the U.S. revolving portion of the facility totaling  $26,370, which reduced the available borrowing capacity as of December 31, 2010. We incurred fees related to our letters of credit as of December 31, 2010 at 3.75% per annum. For the twelve months ended December 31, 2010, fees related to our letters of credit were calculated using a 360-day provision, at 4.0% per annum. The availability of the U.S. and Canadian revolving credit facilities was determined by our borrowing base less any borrowings and letters of credit outstanding. The net excess availability under our borrowing base calculations for the U.S. and Canadian revolving facilities at December 31, 2010 was  $187,380 and  $8,405, respectively.
The primary purpose of our letters of credit is to secure potential future claim liability which may be incurred by our insurance providers. During the quarter ended September 30, 2010, we negotiated a reduction in our letter of credit requirements of  $5,569. In addition, we placed  $17,000 in escrow as a compensating balance, effectively cash collateralizing a portion of our letters of credit, in order to better utilize excess cash and reduce interest expense. This compensating balance has been recorded as a long-term asset called “Restricted cash” on the accompanying consolidated balance sheet at December 31, 2010.
We incur unused commitment fees under the Amended Credit Agreement ranging from 0.50% to 1.00% based on the average daily balance of amounts outstanding. The unused commitment fees were calculated at 1.00% as of December 31, 2010.
New Credit Agreement, effective June 13, 2011:
On June 13, 2011, we entered into a Third Amended and Restated Credit Agreement among us, a subsidiary of the Company that is designated as a borrower under the Canadian facility, if any (the “Canadian Borrower”), the lenders party thereto, Wells Fargo Bank, National Association, as the U.S. administrative agent, U.S. issuing lender and U.S. swingline lender, and the other persons from time to time party thereto (the “New Credit Agreement”), which amended and restated the Amended Credit Agreement. Defined terms not otherwise described herein shall have the meanings given to them in the New Credit Agreement.
The New Credit Agreement modified the Amended Credit Agreement by, among other things:
•	changing the structure of the credit facility from an asset-based facility to a cash flow facility;

•	substituting Wells Fargo Bank, National Association, for Wells Fargo Capital Finance, LLC (f/k/a Wells Fargo Foothill, LLC), as U.S. administrative agent, and appointing Wells Fargo Bank, National Association, as U.S. issuing lender and U.S. swingline lender; and

•	increasing our U.S. revolving credit facility from $225,000 to $300,000 and terminating the existing Canadian revolving credit facility (subject to our option to convert and reallocate any portion of the U.S. revolving credit facility then held by HSBC Bank USA, N.A., into a Canadian revolving credit facility upon satisfaction of certain conditions, including obtaining the consent of HSBC Bank USA, N.A., to such conversion and reallocation).
Subject to certain limitations set forth in the New Credit Agreement, we have the option to determine how interest is computed by reference to either (i) the London Inter-bank Offered Rate, or LIBOR, plus an applicable margin between 2.25% and 3.00% based on the Total Debt Leverage Ratio (as defined in the New Credit Agreement), or (ii) the “Base Rate” (which means the higher of the Prime Rate, Federal Funds Rate plus 0.50%, or the daily one-month LIBOR plus 1.00%), plus an applicable margin between 1.25% and 2.00% based on the Total Debt Leverage Ratio (as defined in the New Credit Agreement). Advances under the Canadian revolving credit facility, if any, will bear interest as described in the New Credit Agreement. If an event of default exists or continues under the New Credit Agreement, advances may bear interest at the rates described above, plus 2.00%. Interest is payable in arrears on a quarterly basis.
Additionally, the New Credit Agreement, among other things:
•	permits us to effect up to two separate increases in the aggregate commitments under the credit facility, of at least $50,000 per commitment increase, and of up to $150,000 in the aggregate;

•	requires us to comply with a “Total Debt Leverage Ratio” covenant, which prohibits us from permitting the Total Debt Leverage Ratio (as defined in the New Credit Agreement), at the end of each fiscal quarter, to be greater than 4.00 to 1.00;

•	requires us to comply with a “Senior Debt Leverage Ratio” covenant, which prohibits us from permitting the Senior Debt Leverage Ratio (as defined in the New Credit Agreement), at the end of each fiscal quarter, to be greater than 2.50 to 1.00 and

•	requires us to comply with a “Consolidated Interest Coverage Ratio” covenant, which prohibits us from permitting the ratio of, as of the last day of each fiscal quarter, (i) the consolidated EBITDA of Complete and its consolidated Restricted Subsidiaries (as defined in the New Credit Agreement), calculated for the four fiscal quarters then ended, to (ii) the consolidated interest expense of Complete and its consolidated Restricted Subsidiaries for the four fiscal quarters then ended, to be less than 2.75 to 1.00.
The term of the credit facilities provided for under the New Credit Agreement will continue until the earlier of (i) June 13, 2016 or (ii) the earlier termination in whole of the U.S. lending commitments (or Canadian lending commitments, if any) as further described in the New Credit Agreement. Events of default under the New Credit Agreement remain substantially the same as under the Amended Credit Agreement.
The obligations under the U.S. portion of the New Credit Agreement are secured by first priority security interests on substantially all of the assets (other than certain excluded assets) of Complete and any Domestic Restricted Subsidiary (as defined in the New Credit Agreement), whether now owned or hereafter acquired including, without limitation: (i) all equity interests issued by any domestic subsidiary, (ii) 100% of equity interests issued by first tier foreign subsidiaries but, in any event, no more than 66% of the outstanding voting securities issued by any first tier foreign subsidiary, and (iii) the Existing Mortgaged Properties (as defined in the New Credit Agreement). Additionally, all of the obligations under the U.S. portion of the New Credit Agreement will be guaranteed by Complete and each existing and subsequently acquired or formed Domestic Restricted Subsidiary. The obligations under the Canadian portion of the New Credit Agreement, if any, will be secured by substantially all of the assets (other than certain excluded assets) of Complete and any Restricted Subsidiary (other than our Mexican subsidiary), as further described in the New Credit Agreement. Additionally, all of the obligations under the Canadian portion of the New Credit Agreement, if any, will be guaranteed by Complete as well as certain of our subsidiaries. Subject to certain limitations, we will have the right to designate certain newly acquired and existing subsidiaries as unrestricted subsidiaries under the New Credit Agreement, and the assets of such unrestricted subsidiaries will not serve as security for either the U.S. portion or the Canadian portion, if any, of the New Credit Agreement.
We will incur unused commitment fees under the New Credit Agreement ranging from 0.375% to 0.50% based on the average daily balance of amounts outstanding.
We recorded deferred financing fees associated with the New Credit Agreement totaling  $2,477. These fees will be amortized to expense, along with the remaining balance of deferred financing fees associated with the prior amendments to this facility, over the term of the facility which matures in June 2016.
(b)	On December 6, 2006, we issued 8.0% senior notes with a face value of $650,000 through a private placement of debt. These notes mature in 10 years, on December 15, 2016, and require semi-annual interest payments, paid in arrears and calculated based on an annual rate of 8.0%, on June 15 and December 15, of each year, which commenced on June 15, 2007. There was no discount or premium associated with the issuance of these notes. The senior notes are guaranteed by all of our current domestic subsidiaries. The senior notes have covenants which, among other things: (1) limit the amount of additional indebtedness we can incur; (2) limit restricted payments such as a dividend; (3) limit our ability to incur liens or encumbrances; (4) limit our ability to purchase, transfer or dispose of significant assets; (5) limit our ability to purchase or redeem stock or subordinated debt; (6) limit our ability to enter into transactions with affiliates; (7) limit our ability to merge with or into other companies or transfer all or substantially all of our assets; and (8) limit our ability to enter into sale and leaseback transactions. We have the option to redeem all or part of these notes on or after December 15, 2011. Additionally, we may redeem some or all of the notes prior to December 15, 2011 at a price equal to 100% of the principal amount of the notes plus a make-whole premium.

Pursuant to a registration rights agreement with the holders of our 8.0% senior notes, on June 1, 2007, we filed a registration statement on Form S-4 with the SEC which enabled these holders to exchange their notes for publicly registered notes with substantially identical terms. These holders exchanged 100% of the notes for publicly traded notes on July 25, 2007. On August 28, 2007, we entered into a supplement to the indenture governing the 8.0% senior notes, whereby additional domestic subsidiaries became guarantors under the indenture. Effective April 1, 2009, we entered into a second supplement to this indenture whereby additional domestic subsidiaries became guarantors under the indenture.

Stockholders' Equity	12 Months Ended
Dec. 31, 2010
Stockholders' Equity [Abstract]
Stockholders' equity
12. Stockholders’ equity:
  (a) Authorized Share Capital:
     On September 12, 2005, our authorized share capital was increased to 200,000,000 shares of common stock from 24,000,000 shares of common stock with par value of  $0.01 per share and to 5,000,000 shares of preferred stock from 1,000 shares of preferred stock with a par value of  $0.01 per share.
  (b) Initial Public Offering:
     On April 26, 2006, we sold 13,000,000 shares of our common stock,  $.01 par value per share, in our initial public offering. These shares were offered to the public at  $24.00 per share, and we recorded proceeds of approximately  $292,500 after underwriter fees of  $19,500. In addition, we incurred transaction costs of  $3,865 associated with the issuance that were netted against the proceeds of the offering. Our stock began trading on the New York Stock Exchange on April 21, 2006.
  (c) Stock-based Compensation:
     We maintain option plans under which we grant stock-based compensation to employees, officers and directors to purchase our common stock. The exercise price of each option is based on the fair value of the issuing company’s common stock at the date of grant. Options may be exercised over a five or ten-year period and generally a third of the options vest on each of the first three anniversaries from the grant date. Upon exercise of stock options, we issue our common stock.
     For grants of stock-based compensation on or after January 1, 2006, we apply the prospective transition method prescribed by U.S. GAAP, whereby we recognize expense associated with new awards of stock-based compensation ratably, as determined using a Black-Scholes pricing model, over the expected term of the award.
     In November 2006, we assumed the stock option plan of Pumpco, which included 145,000 outstanding employee stock options at an exercise price of  $5.00 per share. The exercise price of these stock options was  $5.00 per share, which was below market price at the date of grant pursuant to the agreed-upon conversion rate negotiated as part of the acquisition. These options vested ratably over the three-year term. Upon exercise of these Pumpco stock options, we issue shares of our common stock.
  (i) Employee Stock Options Granted Between October 1, 2005 and December 31, 2005:
     For grants of stock-based compensation between October 1, 2005 and December 31, 2005, we have utilized the modified prospective transition method to record expense associated with these stock-based compensation instruments. Under this transition method, beginning January 1, 2006, we began to recognize expense related to these option grants over the applicable vesting period, with expense calculated by applying a Black-Scholes pricing model with the following assumptions: risk-free rate of 4.23% to 4.47%; expected term of 4.5 years and no dividend rate. The weighted average fair value of these option grants was  $2.05 per share.
     For the year ended December 31, 2008, the compensation expense recognized related to these stock options was  $270, which reduced net income by  $174. There was no impact on basic and diluted earnings per share from continuing operations as reported for the year ended December 31, 2008 attributable to the compensation expense recognized related to these stock options. These awards were 100% vested at December 31, 2008.
  (ii) Employee Stock Options Granted On or After January 1, 2006:
     For grants of stock-based compensation on or after January 1, 2006, we apply the prospective transition method prescribed by U.S. GAAP, whereby we recognize expense associated with new awards of stock-based compensation ratably, as determined using a Black-Scholes pricing model, over the expected term of the award.
     During the years ended December 31, 2010 and 2009, the Compensation Committee of our Board of Directors authorized and issued to our officers and employees 480,300 and 875,300 employee stock options, respectively, and 774,800 and 1,191,400 non-vested restricted shares, respectively. The stock options granted on January 29, 2010 had an exercise price of  $12.53 per share. Stock option grants in 2009 had an exercise price which ranged from  $6.41 to  $6.78 per share. The exercise price represented the fair market value of the shares on the date of grant. These stock option grants vest ratably over a three-year term. In addition, our directors received stock option grants during 2010 and 2009 of 30,000 and 40,000 shares, respectively, which vest ratably over a three-year period. Furthermore, the directors received 34,296 shares of non-vested restricted stock in 2010 which vests 100% on January 29, 2011 and received 109,608 shares of non-vested restricted stock in 2009 which vested 100% on January 30, 2010. The fair value of the stock option grants was determined by applying a Black-Scholes option pricing model based on the following assumptions:

	For the Year Ended December 31,
Assumptions:	2010	2009
Risk-free rate	1.38% to 2.34%	0.89% to 2.51%
Expected term (in years)	3.7 to 5.1	2.2 to 5.1
Volatility	50%	29% to 47%
Calculated fair value per option	$4.83 to $5.81	$1.14 to $3.01
     The weighted average fair value of stock option grants for the years ended December 31, 2010, 2009 and 2008 was  $5.74,  $1.82 and  $4.62, respectively.
     For stock option grants made prior to the second quarter of 2008, we did not have sufficient historical market data in order to determine the volatility of our common stock. In accordance with U.S. GAAP, we analyzed the market data of peer companies and calculated an average volatility factor based upon changes in the closing price of these companies’ common stock for a three-year period. This volatility factor was then applied as a variable to determine the fair value of our stock option grants. For stock options granted during or after the second quarter of 2008, we calculated an average volatility factor for our common stock for the period from April 21, 2006 through the respective quarter end, or for the three-year period then ended. These volatility calculations were used to compute the calculation of the fair market value of stock option grants made subsequent to June 30, 2008.
     We projected a rate of stock option forfeitures based upon historical experience and management assumptions related to the expected term of the options. After adjusting for these forfeitures, we expect to recognize expense totaling  $19,538 related to our stock option grants made after January 1, 2006. For the years ended December 31, 2010, 2009 and 2008, we have recognized expense related to these stock option grants totaling  $2,321,  $3,943 and  $5,166, respectively, which represents a reduction of net income before taxes. The impact on net income (loss) was a reduction of  $1,439,  $2,926 and  $3,332, respectively. The unrecognized compensation costs related to the non-vested portion of these awards was  $2,418 as of December 31, 2010 and will be recognized over the applicable remaining vesting periods.
     The non-vested restricted shares were granted at fair value on the date of grant. If the restricted non-vested shares are not forfeited, we will recognize compensation expense related to our 2010, 2009 and 2008 grants to officers and employees totaling  $9,781,  $7,634 and  $14,025, respectively, over the three-year vesting period. We expect to recognize expense associated with grants to our directors in 2010, 2009 and 2008 totaling  $430,  $703 and  $402, respectively, over a twelve-month vesting period.
     The following tables provide a roll forward of stock options from December 31, 2007 to December 31, 2010 and a summary of stock options outstanding by exercise price range at December 31, 2010:

	Options Outstanding
		Weighted
		Average
		Exercise
	Number	Price
Balance at December 31, 2007	3,730,761	$13.36
Granted	408,596	$17.90
Exercised	(1,238,819)	$9.70
Cancelled	(154,026)	$20.11

Balance at December 31, 2008	2,746,512	$15.33
Granted	915,300	$6.41
Exercised	(123,858)	$4.01
Cancelled	(154,334)	$20.17

Balance at December 31, 2009	3,383,620	$13.09
Granted	510,300	$12.53
Exercised	(599,035)	$13.49
Cancelled	(153,305)	$18.16

Balance at December 31, 2010	3,141,580	$12.68

	Options Outstanding			Options Exercisable
		Weighted	Weighted		Weighted	Weighted
	Outstanding at	Average	Average	Exercisable at	Average	Average
	December 31,	Remaining	Exercise	December 31,	Remaining	Exercise
Range of Exercise Price	2010	Life (Months)	Price	2010	Life (months)	Price
$5.00	65,000	29	$5.00	65,000	29	$5.00
$6.69 - $8.16	1,386,031	77	$6.54	793,276	63	$6.63
$11.66 - $12.53	573,569	103	$12.43	63,269	57	$11.66
$15.90	275,400	85	$15.90	176,644	73	$15.90
$17.60 - $19.87	412,011	73	$19.82	412,011	73	$19.82
$22.55 - $24.07	333,069	64	$23.97	333,069	64	$23.97
$26.26 - $27.11	45,000	77	$26.35	45,000	77	$26.35
$29.88	40,000	89	$29.88	26,667	89	$29.88
$34.19	11,500	90	$34.19	7,667	90	$34.19

	3,141,580	80	$12.68	1,922,603	66	$14.32

     The total intrinsic value of stock options exercised during the years ended December 31, 2010 and 2009 was  $7,888 and  $568, respectively. The total intrinsic value of all in-the-money vested outstanding stock options at December 31, 2010 was  $29,330. Assuming all stock options outstanding at December 31, 2010 were vested, the total intrinsic value of all in-the-money outstanding stock options would have been  $53,394.
  (d) 2008 Incentive Award Plan:
     In March 2008, upon the recommendation of the Compensation Committee and subject to approval by stockholders, our Board of Directors approved the Complete Production Services, Inc. 2008 Incentive Award Plan, which was intended to succeed the prior stock option plan, the Amended and Restated 2001 Stock Incentive Plan, pursuant to which, 2,500,000 shares of common stock were authorized for future issuance to our directors, officers and employees in conjunction with stock-based compensation arrangements. On May 22, 2008, stockholders owning more than a majority of the shares of our common stock adopted the 2008 Stock Incentive Plan. We subsequently filed a registration statement on Form S-8 and made grants to our directors, officers and employees. In March 2009, upon the recommendation of the Compensation Committee and as approved by our stockholders owning more than a majority of the shares of our common stock on May 24, 2009, we amended the 2008 Incentive Award Plan to increase the number of shares authorized for future issuance to up to 6,400,000 shares. As amended, the aggregate number of shares of common stock available for issuance under the 2008 Incentive Award Plan will be reduced by (i) 1.3 shares for each share of common stock delivered in settlement of any full value award, and (ii) 1.0 shares for each share of common stock delivered in settlement of any option, stock appreciation right or any other award that is not a full value award. If all of the shares authorized by the amendment to the 2008 Incentive Award Plan were granted as full value awards, then there would be 4,900,000 shares granted as full value awards and no shares available for issuance as awards that were not full value awards. For purposes of the 2008 Incentive Award Plan, full value awards mean any award other than (i) an option, (ii) a stock appreciation right or (iii) any other award for which the holder pays the intrinsic value existing as of the date of grant (whether directly or by forgoing a right to receive a payment from us or any subsidiary of ours). We subsequently filed a registration statement on Form S-8 and made grants to our directors, officers and employees under the 2008 Incentive Award Plan, as amended. The 2008 Stock Incentive Plan provides that forfeitures under the Amended and Restated 2001 Stock Incentive Plan will become available for issuance under the 2008 Incentive Award Plan.
  (e) Non-vested Restricted Stock:
     We present the amortization of non-vested restricted stock as an increase in additional paid-in capital. At December 31, 2010 and 2009, amounts not yet recognized related to non-vested stock totaled  $9,704 and  $9,727, respectively, which represented the unamortized expense associated with awards of non-vested stock granted to employees, officers and directors under our compensation plans. Compensation expense associated with these grants of non-vested stock is determined as the fair value of the shares on the date of grant, and recognized ratably over the applicable vesting periods. We recognized compensation expense associated with non-vested restricted stock totaling  $9,233,  $8,222 and  $6,934 for the years ended December 31, 2010, 2009 and 2008, respectively.
     The following table summarizes the change in non-vested restricted stock from December 31, 2007 to December 31, 2010:

	Non-vested
	Restricted Stock
		Weighted
		Average
	Number	Grant Price
Balance at December 31, 2007	625,871	$9.46
Granted	618,632	$23.32
Vested	(422,461)	$9.94
Forfeited	(32,851)	$12.47

Balance at December 31, 2008	789,191	$19.95
Granted	1,301,008	$6.41
Vested	(406,880)	$16.75
Forfeited	(47,754)	$9.85

Balance at December 31, 2009	1,635,565	$10.27
Granted	809,096	$12.62
Vested	(679,815)	$10.89
Forfeited	(91,992)	$10.89

Balance at December 31, 2010	1,672,854	$11.12

  (f) Common Shares Issued for Acquisitions:
     On October 4, 2008, we issued 588,292 unregistered shares of our  $0.01 par value common stock as a portion of the purchase consideration for Appalachian Well Service, Inc. and its wholly owned subsidiary. See Note 3, “Business combinations”. In connection with this issuance, we recorded common stock and additional paid-in capital totaling  $8,854, based on an issuance price of  $15.04 per share, based on an average of the closing and opening price of our common stock on the business day proceeding and following the acquisition date. The number of shares issued was calculated based upon the agreed-upon purchase price negotiated with the seller.
  (g) Treasury Shares:
     In accordance with the provisions of the 2008 Incentive Award Plan, holders of unvested restricted stock were given the option to either remit to us the required withholding taxes associated with the vesting of restricted stock, or to authorize us to repurchase shares equivalent to the cost of the withholding tax and to remit the withholding taxes on behalf of the holder. Pursuant to this provision, we repurchased the following shares during the year ended December 31, 2010:

	Shares	Average Price	Extended
Period	Purchased	Paid per Share	Amount
January 1 — 31, 2010	109,360	$12.53	$1,370
March 1 — 31, 2010	902	14.06	13
April 1 — 30, 2010	426	11.84	5
May 1 — 31, 2010	1,260	14.48	18
June 1— 30, 2010	355	14.83	4
July 1 — 31, 2010	591	14.38	8
December 1 — 31, 2010	436	29.00	13

	113,330		$1,431

     These shares were included as treasury stock at cost in the accompanying balance sheet as of December 31, 2010. We expect to purchase additional shares in the future pursuant to this plan provision.

Earnings Per Share	12 Months Ended
Dec. 31, 2010
Earnings Per Share [Abstract]
Earnings per share
13. Earnings per share:
     We compute basic earnings per share by dividing net income by the weighted average number of common shares outstanding during the period. Diluted earnings per common and potential common share includes the weighted average of additional shares associated with the incremental effect of dilutive employee stock options and non-vested restricted stock, as determined using the treasury stock method prescribed by the FASB guidance on earnings per share. The following table reconciles basic and diluted weighted average shares used in the computation of earnings per share for the years ended December 31, 2010, 2009 and 2008:

	Year Ended December 31,
	2010	2009	2008
		(In thousands)
Weighted average basic common shares outstanding	76,048	75,095	73,600
Effect of dilutive securities:
Employee stock options	759	—	—
Non-vested restricted stock	877	—	—

Weighted average diluted common and potential common shares outstanding	77,684	75,095	73,600

     For each of the years ended December 31, 2009 and 2008, we incurred a net loss and thus all potential common shares were deemed to be anti-dilutive. We excluded the impact of anti-dilutive potential common shares from the calculation of diluted weighted average shares for the years ended December 31, 2010, 2009 and 2008. If these potential common shares were included, the impact would have been a decrease in weighted average shares outstanding of 194,211 shares, 2,474,169 shares and 1,245,148 shares, respectively, for the years ended December 31, 2010, 2009 and 2008.

Discontinued Operations	12 Months Ended
Dec. 31, 2010
Discontinued Operations [Abstract]
Discontinued operations
14. Discontinued operations:
 (a) 2008 Disposition:
     In May 2008, our Board of Directors authorized and committed to a plan to sell certain business assets located primarily in north Texas which included our product supply stores, certain drilling logistics assets and other completion and production services assets. Although this sale did not represent a material disposition of assets relative to our total assets, the disposal group did represent a significant portion of the assets and operations which were attributable to our product sales business segment for the periods presented, and therefore, was accounted for as a disposal group that is held for sale. We revised our financial statements, in accordance with U.S. GAAP and removed the results of operations of the disposal group from net income from continuing operations, and presented these separately as income from discontinued operations, net of tax, for the accompanying statement of operations for the year ended December 31, 2008. We ceased depreciating the assets of this disposal group in May 2008 and adjusted the net assets to the lower of carrying value or fair value less selling costs, which resulted in a pre-tax charge of approximately  $200. In addition, we allocated  $11,109 of goodwill associated with the original formation of Complete Production Services, Inc. to this business, and impaired this goodwill as of the date of the transaction. Thus, this amount has been included in the calculation of the loss on the sale of this disposal group.
     On May 19, 2008, we completed the sale of the disposal group for  $50,150 in cash and we received assets with a fair market value of  $7,987. In addition, we retained the receivables and payables associated with the operating results of these entities as of the date of the sale. The carrying value of the related net assets was approximately  $51,353 on May 19, 2008, excluding allocated goodwill of  $11,109. We recorded a loss of  $6,935 associated with the sale of this disposal group, which represents the excess of the carrying value of the assets less selling costs over the sales price and a charge of approximately  $2,610 related to income tax on the transaction. The income tax on the disposal was primarily attributable to the  $11,109 of allocated goodwill which was non-deductible for tax purposes and resulted in a taxable gain on the disposal. We sold this disposal group to Select Energy Services, L.L.C., an oilfield service company located in Gainesville, Texas which was owned by a former officer of one of our subsidiaries. Pursuant to the agreement, we sublet office space to Select Energy Services, L.L.C., and provided certain administrative functions for a period of one year at an agreed-upon rate for services per hour. Proceeds from the sale of this disposal group were used to repay outstanding borrowings under our U.S. revolving credit facility and for other general corporate purposes.
     The following table summarizes operating results for this disposal group for the periods indicated:

Period
January 1,
2008 through
May 19,
2008
Revenue	$59,553
Income before taxes	$3,330
Net income before loss on disposal in 2008	$2,076
Net income loss	$(4,859)
 (b) 2011 Southeast Asian Business Disposition:
     On July 6, 2011, we sold our Southeast Asian products business, through which we provided oilfield equipment sales, rentals and refurbishment services, to MTQ, a Singapore firm that provides engineering services to oilfield and industrial equipment users and manufacturers. Proceeds from the sale of this business totaled  $21,913, of which  $2,613 represented cash on hand at July 6, 2011 which was transferred to us in October 2011 pursuant to the final settlement. We recorded a loss on the sale of this business of  $136 as of September 30, 2011.
     Although this sale did not represent a material disposition of assets relative to our total assets as presented in the accompanying balance sheets, the Southeast Asia products business did represent a significant portion of the assets and operations which were attributable to a business segment called “product sales” for the periods presented, and therefore, we accounted for it as discontinued operations. We revised our financial statements and reclassified the assets and liabilities of the Southeast Asia products business as discontinued operations as of the date of each balance sheet presented and removed the results of operations of the Southeast Asia products business from net income from continuing operations, and presented these separately as income from discontinued operations, net of tax, for each of the accompanying statements of operations.
     Additionally, because our Southeast Asian products business represented over 85% of our product sales segment revenue, we have restructured our reportable segments to better reflect our current operations. Our remaining product sales business has been combined into our drilling services segment. A reconciliation of the original presentation of our reportable segments for the years ended December 31, 2010, 2009 and 2008 to the current reportable segments is presented below in Note 15, “Segment information.”
     The following table summarizes the operating results for this disposal group for the years ended December 31, 2010, 2009 and 2008:

	Year Ended December 31,
	2010	2009	2008
Revenue	$30,528	$30,329	$45,098
Income before taxes	$4,827	$6,724	$9,480
Taxes	$745	$1,041	$1,598

Net income	$4,082	$5,683	$7,882

Earnings per share-Basic	$0.06	$0.07	$0.11

Earnings per share-Diluted	$0.05	$0.07	$0.11

     The following table presents the assets and liabilities of this disposal group as of December 31, 2010 and 2009.

	December 31,	December 31,
	2010	2009
Current assets of discontinued operations:
Cash	$7,546	$5,590
Accounts receivable	$3,664	$3,085
Inventory, net	$5,147	$8,779
Prepaid expenses	$343	$172

	$16,700	$17,626

Long-term assets of discontinued operations:
Property, plant and equipment, net	$5,096	$5,273
Goodwill	$2,858	$2,858
Other long-term assets	$943	$948

	$8,897	$9,079

	December 31,	December 31,
	2010	2009
Current liabilities of discontinued operations:
Accounts payable	$597	$683
Accrued liabilities	$1,582	$2,997
Income taxes payable	$662	$813

	$2,841	$4,493

Long-term liabilities of discontinued operations:
Deferred income taxes	$33	$146

     We have included cash held by the disposal group as a component of current assets of discontinued operations for the accompanying balance sheets, rather than including this amount as cash and cash equivalents of the consolidated entity at December 31, 2010, 2009 and 2008. For cash flow statement presentation, the sources and uses of cash for this disposal group are presented as operating, investing and financing cash flows, as applicable, combined with such cash flows for continuing operations, as permitted by US GAAP.
 (c) November 2011 Disposition:
     On November 11, 2011, we signed a definitive agreement to sell I.E. Miller Services, Inc. (“IEM”), a wholly-owned subsidiary which operates a drilling logistics business based in Eunice, Louisiana. We expect to complete this sale during the fourth quarter of 2011, and we expect to record a gain on this transaction.
     This business is a component of our drilling services business segment. We expect to account for this operation as discontinued. However, the requirement to record discontinued operations pursuant to U.S. GAAP had not been met as of December 31, 2010. The following table presents the pro forma effect of the sale of this business on the presentation of revenue, income before taxes and net income for each of the periods presented in the accompanying statements of operations. No pro forma effect of the gain or loss on the sale of this business is included.

	As Reported	IEM	Pro Forma
Year ended December 31, 2010
Revenue	$1,530,865	$106,812	$1,424,053
Income from continuing operations before taxes	$130,911	$15,997	$114,914
Taxes	$50,835	$6,141	$44,694

Net income from continuing operations	$80,076	$9,856	$70,220

Year ended December 31, 2009
Revenue	$1,026,065	$58,080	$967,985
Loss from continuing operations before taxes	$(251,480)	$(35)	$(251,445)
Taxes	$64,129	$9	$64,120

Net loss from continuing operations	$(187,351)	$(26)	$(187,325)

Year ended December 31, 2008
Revenue	$1,789,817	$107,826	$1,681,991
Income (loss) from continuing operations before taxes	$(21,884)	$6,095	$(27,979)
Taxes	$70,707	$7,846	$62,861

Net loss from continuing operations	$(92,591)	$(1,751)	$(90,840)

     The following table presents the pro forma balance sheet for each of the applicable periods presented, assuming the assets and liabilities associated with IEM were classified as held for sale at December 31, 2010 and 2009.

As of December 31, 2010	As Reported	IEM	Pro Forma
Current assets:
Accounts receivable	$341,984	$(21,070)	$320,914
Prepaid expenses	$18,357	$(544)	$17,813
Current assets of discontinued operations	$16,700	$21,614	$38,314

As of December 31, 2010	As Reported	IEM	Pro Forma
Long-term assets:
Property, plant and equipment, net	$950,932	$(35,162)	$915,770
Goodwill	$247,675	$(3,537)	$244,138
Long-term assets of discontinued operations	$8,897	$38,699	$47,596

Current liabilities:
Accounts payable	$74,502	$(4,262)	$70,240
Accrued liabilities	$42,993	$(4,824)	$38,169
Accrued payroll and payroll burdens	$26,284	$(1,783)	$24,501
Income tax payable (receivable)	$(24,124)	$(6,166)	$(30,290)
Current liabilities of discontinued operations	$2,841	$17,035	$19,876

Long-term liabilities:
Long-term deferred tax liabilities	$190,389	$(8,916)	$181,473
Long-term liabilities of discontinued operations	$33	$8,916	$8,949

As of December 31, 2009	As Reported	IEM	Pro Forma
Current assets:
Cash	$71,770	$(10)	$71,760
Accounts receivable	$168,199	$(13,673)	$154,526
Income tax receivable	$57,606	$(9)	$57,597
Prepaid expenses	$17,771	$(664)	$17,107
Current assets of discontinued operations	$17,626	$14,356	$31,982

Long-term assets:
Property, plant and equipment, net	$935,860	$(34,190)	$901,670
Goodwill	$240,965	$(3,537)	$237,428
Long-term assets of discontinued operations	$9,079	$37,727	$46,806

Current liabilities:
Accounts payable	$31,062	$(3,597)	$27,465
Accrued liabilities	$37,728	$(1,279)	$36,449
Accrued payroll and payroll burdens	$13,936	$(991)	$12,945
Current liabilities of discontinued operations	$4,493	$5,867	$10,360

Long-term liabilities:
Long-term deferred tax liabilities	$148,094	$(7,817)	$140,277
Long-term liabilities of discontinued operations	$146	$7,817	$7,963

Segment Information	12 Months Ended
Dec. 31, 2010
Segment Information [Abstract]
Segment information
15. Segment information:
     We report segment information based on how our management organizes the operating segments to make operational decisions and to assess financial performance. We evaluate performance and allocate resources based on net income (loss) from continuing operations before net interest expense, taxes, depreciation and amortization, non-controlling interest and impairment loss (“Adjusted EBITDA”). The calculation of Adjusted EBITDA should not be viewed as a substitute for calculations under U.S. GAAP, in particular net income. Adjusted EBITDA is included in this Exhibit 99.1 to Current Report on Form 8-K because our management considers it an important supplemental measure of our performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry, some of which present EBITDA when reporting their results. We regularly evaluate our performance as compared to other companies in our industry that have different financing and capital structures and/or tax rates by using Adjusted EBITDA. In addition, we use Adjusted EBITDA in evaluating acquisition targets. Management also believes that Adjusted EBITDA is a useful tool for measuring our ability to meet our future debt service, capital expenditures and working capital requirements, and Adjusted EBITDA is commonly used by us and our investors to measure our ability to service indebtedness. Adjusted EBITDA is not a substitute for the U.S. GAAP measures of earnings or cash flow and is not necessarily a measure of our ability to fund our cash needs. It should be noted that companies calculate EBITDA (including Adjusted EBITDA) differently and, therefore, EBITDA has material limitations as a performance measure because it excludes interest expense, taxes, depreciation and amortization. Adjusted EBITDA calculated by us may not be comparable to the EBITDA (or Adjusted EBITDA) calculation of another company and also differs from the calculation of EBITDA under our credit facilities (see Note 11 for a description of the calculation of EBITDA under our existing credit facility, as amended). See the table below for a reconciliation of Adjusted EBITDA to operating income (loss) by segment.
     Prior to July 1, 2011, we had three reportable operating segments: completion and production services (“C&PS”), drilling services and product sales. During July 2011, as a result of the sale of our Southeast Asian business, we restructured our reportable segments to better reflect our current operations. Our Southeast Asian business is accounted for as discontinued operations and we have combined the remaining product sales business into our drilling services segment for all periods presented.
     We have two reportable operating segments: C&PS and drilling services. The accounting policies of our reporting segments are the same as those used to prepare our consolidated financial statements as of December 31, 2010, 2009 and 2008. Inter-segment transactions are accounted for on a cost recovery basis.

		Drilling
	C&PS	Services	Corporate	Total
Year Ended December 31, 2010
Revenue from external customers	$1,354,797	$176,068	$—	$1,530,865
Inter-segment revenues	$248	$5,532	$(5,780)	$—
Adjusted EBITDA, as defined	$369,826	$38,240	$(39,088)	$368,978
Depreciation and amortization	$159,110	$19,652	$2,022	$180,784

Operating income (loss) from continuing operations	$210,716	$18,588	$(41,110)	$188,194
Capital expenditures	$156,787	$11,084	$2,048	$169,919
As of December 31, 2010
Segment assets	$1,485,897	$183,220	$132,121	$1,801,238
Year Ended December 31, 2009
Revenue from external customers	$897,584	$128,481	$—	$1,026,065
Inter-segment revenues	$105	$3,273	$(3,378)	$—
Adjusted EBITDA, as defined	$165,787	$9,545	$(34,313)	$141,019
Depreciation and amortization	$174,929	$22,253	$2,276	$199,458
Write-off of deferred financing fees	$—	$—	$(528)	$(528)
Fixed asset and other intangible impairment loss	$2,488	$36,158	$—	$38,646
Goodwill impairment loss	$97,643	$—	$—	$97,643

Operating income (loss) from continuing operations	$(109,273)	$(48,866)	$(36,061)	$(194,200)
Capital expenditures	$30,930	$6,708	$849	$38,487
As of December 31, 2009
Segment assets	$1,289,341	$186,028	$113,485	$1,588,854
Year Ended December 31, 2008
Revenue from external customers	$1,541,709	$248,108	$—	$1,789,817
Inter-segment revenues	$576	$11,687	$(12,263)	$—
Adjusted EBITDA, as defined	$467,100	$60,587	$(38,293)	$489,394
Depreciation and amortization	$156,298	$21,137	$2,401	$179,836
Goodwill impairment loss	$243,203	$28,803	$—	$272,006

Operating income (loss) from continuing operations	$67,599	$10,647	$(40,694)	$37,552
Capital expenditures	$211,648	$34,810	$7,318	$253,776
As of December 31, 2008
Segment assets	$1,629,017	$277,927	$80,409	$1,987,353
     Inter-segment sales in 2010, 2009 and 2008 were largely due to service work performed and drilling rigs assembled by a subsidiary in the product sales business segment that provided these services and rigs to a subsidiary in the drilling services business segment as well as other subsidiaries primarily in the completion and production services business segment.
     The following table reconciles the original presentation of the three operating segments to the current presentation for the years ended December 31, 2010, 2009 and 2008:

	Original	Discontinued		Current
	Presentation	Operations	Reclassification	Presentation
Year Ended December 31, 2010
Drilling services:
Revenue from external customers	$172,821	$—	$3,247	$176,068

Adjusted EBITDA, as defined	$38,973	$—	$(733)	$38,240
Depreciation and amortization	$18,480	$—	$1,172	$19,652

	Original	Discontinued		Current
	Presentation	Operations	Reclassification	Presentation
Operating income	$20,493	$—	$(1,905)	$18,588
Capital expenditures	$10,950	$—	$134	$11,084

Product Sales:
Revenue from external customers	$33,775	$(30,528)	$(3,247)	$—

Adjusted EBITDA, as defined	$5,197	$(5,930)	$733	$—
Depreciation and amortization	$2,211	$(1,039)	$(1,172)	$—

Operating income	$2,986	$(4,891)	$1,905	$—
Capital expenditures	$320	$(186)	$(134)	$—

Corporate:
Capital expenditures	$1,862	$186	$—	$2,048

Year Ended December 31, 2009
Drilling services:
Revenue from external customers	$114,729	$—	$13,752	$128,481

Adjusted EBITDA, as defined	$9,641	$—	$(96)	$9,545
Depreciation and amortization	$21,067	$—	$1,186	$22,253

Operating income	$(47,584)	$—	$(1,282)	$(48,866)
Capital expenditures	$6,680	$—	$28	$6,708

Product Sales:
Revenue from external customers	$44,081	$(30,329)	$(13,752)	$—

Adjusted EBITDA, as defined	$7,966	$(8,062)	$96	$—
Depreciation and amortization	$2,460	$(1,274)	$(1,186)	$—

Operating income	$5,506	$(6,788)	$1,282	$—
Capital expenditures	$228	$(200)	$(28)	$—

Corporate:
Capital expenditures	$649	$200	$—	$849

Year Ended December 31, 2008
Drilling services:
Revenue from external customers	$234,104	$—	$14,004	$248,108

Adjusted EBITDA, as defined	$58,743	$—	$1,844	$60,587
Depreciation and amortization	$19,961	$—	$1,176	$21,137
Goodwill impairment loss	$27,410	$—	$1,393	$28,803

Operating income	$11,372	$—	$(725)	$10,647
Capital expenditures	$34,253	$—	$557	$34,810

Product Sales:
Revenue from external customers	$59,102	$(45,098)	$(14,004)	$—

Adjusted EBITDA, as defined	$12,677	$(10,833)	$(1,844)	$—
Depreciation and amortization	$2,537	$(1,361)	$(1,176)	$—
Goodwill impairment loss	$1,393	$—	$(1,393)	$—

Operating income	$8,747	$(9,472)	$725	$—
Capital expenditures	$6,244	$(5,687)	$(557)	$—

Corporate:
Capital expenditures	$1,631	$5,687	$—	$7,318

Reconciliation of segment assets:
Year Ended December 31, 2010
C&PS(1)	$1,488,755	$—	$(2,858)	$1,485,897
Drilling services	$170,944	$—	$12,276	$183,220
Product sales	$35,015	$(25,597)	$(9,418)	$—
Corporate	$106,524	$25,597	$—	$132,121

Segment assets	$1,801,238	$—	$—	$1,801,238

Year Ended December 31, 2009
C&PS(1)	$1,292,199	$—	$(2,858)	$1,289,341
Drilling services	$172,605	$—	$13,423	$186,028
Product sales	$37,270	$(26,705)	$(10,565)	$—
Corporate	$86,780	$26,705	$—	$113,485

Segment assets	$1,588,854	$—	$—	$1,588,854

	Original	Discontinued		Current
	Presentation	Operations	Reclassification	Presentation
Year Ended December 31, 2008
C&PS(1)	$1,631,875	$—	$(2,858)	$1,629,017
Drilling services	$251,015	$—	$26,912	$277,927
Product sales	$52,048	$(27,994)	$(24,054)	$—
Corporate	$52,415	$27,994	$—	$80,409

Segment assets	$1,987,353	$—	$—	$1,987,353

(1)	The $2,858 represents goodwill associated with Southeast Asia.
     We do not allocate net interest expense or tax expense to the operating segments. The write-off of deferred financing fees of  $528 for the year ended December 31, 2009 reduced Adjusted EBITDA, as defined, for the Corporate and Other segment. The following table reconciles operating income (loss) as reported above to net income from continuing operations for each of the years ended December 31, 2010, 2009 and 2008.

	2010	2009	2008
Segment operating income (loss)	$188,194	$(194,200)	$37,552
Interest expense	57,605	56,895	59,729
Interest income	(322)	(143)	(293)
Income taxes	50,835	(64,129)	70,707
Write-off of deferred financing fees	—	528	—

Net income (loss) from continuing operations	$80,076	$(187,351)	$(92,591)

     The following table summarizes the changes in the carrying amount of goodwill for continuing operations by segment for the three-year period ended December 31, 2010:

		Drilling
	C&PS	Services	Total
Balance at December 31, 2007	$511,906	$34,366	$546,272
Acquisitions	71,209	—	71,209
Impairment charge (a)	(243,481)	(28,803)	(272,284)
Contingency adjustment and other	(128)	—	(128)
Foreign currency translation	(6,335)	—	(6,335)

Balance at December 31, 2008	$333,171	$5,563	$338,734
Impairment charge (a)	(97,643)	—	(97,643)
Contingency adjustment and other	(126)	—	(126)

Balance at December 31, 2009	$235,402	$5,563	$240,965
Acquisitions	6,710	—	6,710

Balance at December 31, 2010	$242,112	$5,563	$247,675

(a)	We evaluate goodwill for impairment annually, or more often if indicators of impairment exist. For the year ending December 31, 2008, we determined that goodwill associated with our Canadian reportable unit was impaired as of the annual test date. Furthermore, due to the decline in the U.S. debt and equity markets, as well as the credit market, we re-performed the prescribed impairment testing at December 31, 2008 and noted impairment which impacted several of our reportable units. Therefore, we recorded an impairment charge of $272,006 for the year ended December 31, 2008. For the year ending December 31, 2009, we determined that goodwill associated with several of our reportable units was also impaired so we recorded an impairment charge of $97,643. See Note 2, “Significant accounting policies—Fair value measurements.”
 Geographic information (b):

	United		Other
	States	Canada	International	Total
Year Ended December 31, 2010
Revenue by sale origin to external customers	$1,398,091	$81,190	$51,584	$1,530,865
Income from continuing operations before taxes	$123,595	$1,255	$6,061	$130,911
December 31, 2010
Long-lived assets	$1,190,545	$31,398	$26,723	$1,248,666
Year Ended December 31, 2009
Revenue by sale origin to external customers	$910,297	$55,514	$60,254	$1,026,065
Income (loss) from continuing operations before taxes	$(254,884)	$(11,069)	$14,473	$(251,480)
December 31, 2009
Long-lived assets	$1,151,320	$37,719	$29,889	$1,218,928

	United		Other
	States	Canada	International	Total
Year Ended December 31, 2008
Revenue by sale origin to external customers	$1,647,176	$86,250	$56,391	$1,789,817
Income (loss) from continuing operations before taxes	$(9,802)	$(26,412)	$14,330	$(21,884)
December 31, 2008
Long-lived assets	$1,477,336	$44,312	$26,328	$1,547,976

(b)	The segment operating results provided above represent amounts for continuing operations as presented on the accompanying statements of operations. Long-lived assets presented above represent amounts associated with all operations as of the periods then ended as indicated. Revenues from external customers are assigned to geographic region based upon the domicile of the subsidiary providing the services or products to the customers.

Legal Matters and Contingencies	12 Months Ended
Dec. 31, 2010
Legal Matters and Contingencies [Abstract]
Legal matters and contingencies
16. Legal matters and contingencies:
     In the normal course of our business, we are a party to various pending or threatened claims, lawsuits and administrative proceedings seeking damages or other remedies concerning our commercial operations, products, employees and other matters, including warranty and product liability claims and occasional claims by individuals alleging exposure to hazardous materials, on the job injuries and fatalities as a result of our products or operations. Many of the claims filed against us relate to motor vehicle accidents which can result in the loss of life or serious bodily injury. Some of these claims relate to matters occurring prior to our acquisition of businesses. In certain cases, we are entitled to indemnification from the sellers of such businesses.
     Although we cannot know or predict with certainty the outcome of any claim or proceeding or the effect such outcomes may have on us, we believe that any liability resulting from the resolution of any of these matters, to the extent not otherwise provided for or covered by insurance, will not have a material adverse effect on our financial position, results of operations or liquidity.
     We have historically incurred additional insurance premium related to a cost-sharing provision of our general liability insurance policy, and we cannot be certain that we will not incur additional costs until either existing claims become further developed or until the limitation periods expire for each respective policy year. Any such additional premiums should not have a material adverse effect on our financial position, results of operations or liquidity. We incurred no additional premium related to this cost-sharing provision of our general liability policy for the years ended December 31, 2010, 2009 or 2008.

Financial Instruments	12 Months Ended
Dec. 31, 2010
Financial Instruments [Abstract]
Financial instruments
17. Financial instruments:
 (a) Interest rate risk:
     We currently have little exposure to interest rate risks. At December 31, 2010, 100% of our outstanding debt related to the senior notes issued in December 2006 with a fixed interest rate of 8%. We are exposed to variable interest rate impact related to our outstanding letters of credit under our amended credit facility, See Note 11, “Long-term debt.”
 (b) Foreign currency rate risk:
     We are exposed to foreign currency fluctuations in relation to our foreign operations. Approximately 5% of our revenues from continuing operations were derived from operations conducted in Canadian dollars for the years ended December 31, 2010 and 2009. For our Canadian operations, we recorded net income from continuing operations before taxes of  $1,255 for the year ended December 31, 2010 and a net loss from continuing operations before taxes of  $11,069 for the year ended December 31, 2009. Total assets denominated in Canadian dollars at December 31, 2010 and 2009 were  $71,842 and  $59,343, respectively.
 (c) Credit risk:
     A significant portion of our trade accounts receivable are from companies in the oil and gas industry, and as such, we are exposed to normal industry credit risks. We evaluate the credit-worthiness of our major new and existing customers’ financial condition and generally do not require collateral.
     For the year ended December 31, 2010, we had two customers who provided 12.2% and 10.7% of our total annual revenue. For the year ended December 31, 2009, the same two customers represented 9.9% and 9.7% of our revenue. We did not have revenues from any single customer which amounted to 10% or more of our total annual revenue for the year ended December 31, 2008.

Commitments and Contingences	12 Months Ended
Dec. 31, 2010
Commitments and Contingences [Abstract]
Commitments and contingences
18. Commitments and contingences:
     We have non-cancelable operating lease commitments for equipment and office space. These commitments for the next five years and thereafter are as follows at December 31, 2010:

2011	$27,287
2012	21,624
2013	17,538
2014	10,487
2015	4,954
Thereafter	11,055

$92,945

     We expensed operating lease payments totaling  $31,184,  $25,029 and  $22,373 for the years ended December 31, 2010, 2009 and 2008, respectively.

Related Party Transactions	12 Months Ended
Dec. 31, 2010
Related Party Transactions [Abstract]
Related party transactions
19. Related party transactions:
     We believe all transactions with related parties have terms and conditions no less favorable to us than transactions with unaffiliated parties.
     We have entered into lease agreements for properties owned by certain of our employees and former officers. The leases expire at different times through December 2016. Total lease expense pursuant to these leases was  $2,993,  $2,749 and  $2,828 for the years ended December 31, 2010, 2009 and 2008, respectively.
     In connection with the Complete Energy Services, Inc. (“CES”) acquisition of Hamm Co. in 2004, CES entered into a certain Strategic Customer Relationship Agreement with Continental Resources, Inc. (“CRI”). By virtue of the Combination, through a subsidiary, we are now party to such agreement. The agreement provides CRI the option to engage a limited amount of our assets into a long-term contract at market rates. Mr. Hamm is a majority owner of CRI and serves as a member of our board of directors.
     We provided services to companies that were majority-owned by certain of our directors during 2010 which totaled  $131,524, of which  $131,337 was sold to CRI and  $187 was sold to other companies. In 2009, these sales totaled  $40,623, of which  $40,343 was sold to CRI, and  $280 was sold to other companies and in 2008, these sales totaled  $61,194, of which  $60,634 was sold to CRI, and  $560 was sold to other companies. We also purchased services from companies that are majority-owned by certain of our directors which totaled  $556 in 2010, of which  $490 was purchased from CRI and  $66 was purchased from other companies. These purchases for 2009 totaled  $1,423, of which  $1,191 was purchased from CRI and  $232 was purchased from other companies and in 2008, these purchases totaled  $2,866, of which  $2,750 was purchased from CRI and  $116 was purchased from other companies. At December 31, 2010 and 2009, our trade receivables included amounts from CRI of  $50,048 and  $5,957, respectively, with no balance in trade payables for either of these periods.
     We provided services to companies majority-owned by certain of our officers, or current or former officers of our subsidiaries, for the years ended December 31, 2010, 2009 and 2008. In 2010, these sales totaled  $4,065, of which  $2,537 was sold to HEP Oil (“HEP”),  $21 was sold to Peak Oilfield and  $1,507 was sold to other companies. For 2009, these sales totaled  $3,552, of which  $2,433 was sold to HEP,  $9 was sold to Peak Oilfield and  $1,110 was sold to other companies. For 2008, these sales totaled  $11,256, of which  $3,348 was sold to HEP,  $1,660 was sold to Cimarron,  $3,513 was sold to Peak Oilfield and  $2,735 was sold to other companies. HEP, Cimarron and Peak Oilfield are owned by a former officer of one of our subsidiaries who resigned his position in late 2006 but continued to provide consulting services through early 2007. We also purchased services from companies majority-owned by certain officers, or current or former officers of one of our subsidiaries. For 2010, these purchases totaled  $180,119, of which  $56,994 was purchased from Resource Transport,  $40,245 was purchased from Texas Specialty Sands, LLC primarily for the purchase of sand used for pressure pumping activities,  $31,552 was purchased from Ortowski Construction primarily related to the manufacture of pressure pumping units,  $30,217 was purchased from ORTEQ Energy Services, a heavy equipment construction company which also manufactures pressure pumping equipment,  $7,772 was purchased from ProFuel,  $7,935 was purchased from Wood Flowline Products, LLC,  $43 was purchased from Select Energy Services LLC and affiliates and  $5,361 was purchased from other companies. For 2009, these purchases totaled  $40,373, of which  $13,920 was purchased from Ortowski Construction,  $12,005 was purchased from Texas Specialty Sands, LLC,  $3,302 was purchased from Resource Transport,  $2,642 was purchased from ProFuel,  $3,535 was purchased from Wood Flowline Products, LLC,  $24 was purchased from Select Energy Services LLC and affiliates and  $4,945 was purchased from other companies. For 2008, these purchases totaled  $61,708, of which  $25,344 was purchased from Ortowski Construction,  $7,910 was purchased from Texas Specialty Sands, LLC,  $4,809 was purchased from Resource Transport,  $5,601 was purchased from ProFuel,  $16,595 was purchased from Select Energy Services LLC and affiliates and  $1,449 was purchased from other companies. Ortowski Construction, ORTEQ Energy Services, Texas Specialty Sands, LLC, Resource Transport, Pro Fuel and Wood Flowline Products, LLC, are owned by parties, one of whom is a former employee, who are related to a current officer of a subsidiary, or the officer himself. Select Energy Services LLC is owned by a former officer of one of our subsidiaries who purchased a disposal group from us during May 2008. Of the total purchases from Select Energy Services, LLC,  $11,098 was purchased from the businesses sold as part of this disposal group for the period May 19, 2008 through December 31, 2008. At December 31, 2010 and 2009, our trade receivables included amounts from HEP of  $310 and  $270, respectively.
     One of our Mexican subsidiaries, Servicios Petrotec de S.A. de C.V., has purchased services from entities in which certain of our current and former employees have ownership interests. We purchased fluid transportation, industrial cleaning, pumping equipment and safety equipment, totaling  $1,575,  $1,262 and  $1,485 for the years ended December 31, 2010, 2009 and 2008, respectively.
     We provided services totaling  $1,430,  $1,012 and  $1,697 for the years ended December 31, 2010, 2009 and 2008, respectively, to Laramie Energy LLC and Laramie Energy II (collectively “Laramie”), companies for which one of our directors serves as an officer. At December 31, 2010 and 2009, our trade receivables included amounts due from Laramie totaling  $858 and  $326, respectively.
     For the years ended December 31, 2010, 2009 and 2008, we provided services totaling  $8,555,  $3,613 and  $9,468, respectively, and purchased services totaling  $3,456,  $8,784 and  $14,108, respectively, from companies, or their affiliates, that formerly employed our current officers or for customers on whose board of directors or management team certain of our current directors serve.
     We paid  $3,450 in May 2009 pursuant to subordinated note agreements with certain employees, including former officers of subsidiaries, related to promissory notes issued in conjunction with 2005 and 2004 business acquisitions.
     Premier Integrated Technologies Ltd. (“PIT”), an affiliate of IPS, purchased  $3,823,  $2,427 and  $1,493 of machining services from a company controlled by employees of PIT during the years ended December 31, 2010, 2009 and 2008, respectively.
     On May 19, 2008, we sold certain business assets located primarily in north Texas which included our product supply stores, certain drilling logistics assets and other completion and production services assets to Select Energy Services, L.L.C., an oilfield service company located in Gainesville, Texas which is partially owned by Mr. Schmitz who resigned as an officer of one of our subsidiaries in late 2006. The proceeds from the sale totaled  $50,150 in cash and we received assets with a fair market value of  $7,987. We recorded a loss of  $6,935 associated with the sale of this disposal group, and we will provide certain administrative functions for a period of one year at an agreed-upon rate. For the period May 20, 2008 through December 31, 2008, we sold services totaling  $1,509 and purchased products and services totaling  $11,098 from these former subsidiaries. See Note 14, “Discontinued operations.” At December 31, 2010, our trade receivables and payables included amounts related to these disposed businesses which totaled  $7 and  $177, respectively and at December 31, 2009, our trade receivables and payables included amounts related to these disposed businesses which totaled  $21 and  $295, respectively.

Retirement Plans	12 Months Ended
Dec. 31, 2010
Retirement Plans [Abstract]
Retirement plans
20. Retirement plans:
     Effective January 1, 2009, we adopted and established (and subsequently amended and restated for compliance and other issues) the Complete Production Services, Inc. Deferred Compensation Plan, whereby eligible participants, including members of senior management, non-employee directors and certain highly-compensated individuals, could defer up to 90% of their compensation and up to 90% of the employees’ annual incentive bonus, or 100% of director compensation for services rendered, into various investment options pre-tax. For amounts deferred, we will match the contribution dollar-for-dollar up to four percent of compensation minus  $3.3, and we may make other discretionary contributions pursuant to resolutions of this plan’s administrative committee. Participants immediately vest in amounts deferred as well as any matching or discretionary contributions we make. Participants bear the risk of loss associated with investment gains or losses. We intend that this plan will meet all the requirements necessary to be a nonqualified, unfunded, unsecured plan of deferred compensation within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended. We have recorded an asset and corresponding liability totaling  $882 related to the rabbi trust associated with our deferred compensation plan. For the years ended December 31, 2010 and 2009, we expensed an insignificant amount related to matching contributions associated with this deferred compensation plan.
     We maintain defined contribution retirement plans for substantially all of our U.S. and Canadian employees who have completed six months of service. Employees may voluntarily contribute up to a maximum percentage of their salaries to these plans subject to certain statutory maximum dollar values. The employer contributions vest immediately with respect to the Canadian RRSP plan and U.S. 401(k) plan. In response to market conditions, effective May 1, 2009, we amended our 401(k) plan and deferred compensation plan to suspend matching contributions to such plans through December 31, 2010. We re-instated our matching contribution in 2011, see Note 24, “Subsequent events.”
     We expensed  $436,  $2,231 and  $6,101 related to our various defined contribution plans for the years ended December 31, 2010, 2009 and 2008, respectively.
     We provide a seniority premium benefit to substantially all of our Mexican employees, through a subsidiary, in accordance with Mexican law. The benefit consists of a one-time payment equivalent to 12-days wages for each year of service (calculated at the employee’s current wage rate but not exceeding twice the minimum wage), payable upon voluntary termination after fifteen years of service, involuntary termination or death. In addition, we provide statutory mandated severance benefits to substantially all Mexican employees, which includes a one-time payment of three months wages, plus 20-days wages for each year of service, payable upon involuntary termination without cause and charged to income as incurred. We accrued  $1,249 and  $1,604 at December 31, 2010 and 2009, respectively, related to our liability under this benefit arrangement in Mexico.

Unaudited Selected Quarterly Data	12 Months Ended
Dec. 31, 2010
Unaudited Selected Quarterly Data [Abstract]
Unaudited selected quarterly data
21. Unaudited selected quarterly data:
     The following table presents selected quarterly financial data for the years ended December 31, 2010 and 2009 (unaudited, in thousands, except per share amounts):

	2010 — Quarter Ended
	March 31,	June 30,	September 30,	December 31,
Revenues	$302,362	$351,856	$410,271	$466,376
Operating income from continuing operations	$9,201	$38,856	$66,484	$73,653
Net income (loss)	$(2,762)	$15,671	$33,030	$38,219
Earnings (loss) per share (a):
Basic	$(0.04)	$0.21	$0.43	$0.50
Diluted	$(0.04)	$0.20	$0.42	$0.49

	2009 — Quarter Ended
	March 31,	June 30,	September 30,	December 31,
Revenues	$326,945	$230,900	$223,289	$244,931
Operating income (loss) from continuing operations	$12,256	$(24,484)	$(66,160)	$(115,812)
Net loss	$(336)	$(25,832)	$(52,025)	$(103,475)
Loss per share (a):
Basic	$0.00	$(0.34)	$(0.69)	$(1.38)
Diluted	$0.00	$(0.34)	$(0.69)	$(1.38)

(a)	Quarterly earnings per share amounts were calculated based upon the weighted average number of shares outstanding for the applicable quarter. Therefore the sum of the quarterly earnings per share results may not agree to earnings per share for the year in the accompanying Statements of Operations, as the annual results were calculated based upon the weighted average number of shares outstanding for the year.

Guarantor and Non-Guarantor Condensed Consolidating Financial Statements	12 Months Ended
Dec. 31, 2010
Guarantor and Non-Guarantor Condensed Consolidating Financial Statements [Abstract]
Guarantor and non-guarantor condensed consolidating financial statements
22. Guarantor and non-guarantor condensed consolidating financial statements:
     The following tables present the financial data required by SEC Regulation S-X Rule 3-10(f) related to condensed consolidating financial statements, and includes the following: (1) condensed consolidating balance sheets for the years ended December 31, 2010 and 2009; (2) condensed consolidating statements of operations for the years ended December 31, 2010, 2009 and 2008; and (3) condensed consolidating statements of cash flows for the years ended December 31, 2010, 2009 and 2008.
Condensed Consolidating Balance Sheet
December 31, 2010

		Guarantor	Non-guarantor	Eliminations/
	Parent	Subsidiaries	Subsidiaries	Reclassifications	Consolidated
Current assets
Cash and cash equivalents	$111,834	$569	$23,500	$(16,768)	$119,135
Accounts receivable, net	696	313,936	27,352	—	341,984
Inventory, net	—	21,935	6,454	—	28,389
Prepaid expenses	6,388	10,980	989	—	18,357
Income tax receivable	10,164	13,298	662	—	24,124
Current deferred tax assets	2,499	—	—	—	2,499
Other current assets	882	502	—	—	1,384
Current assets of discontinued operations	—	—	16,700	—	16,700

Total current assets	132,463	361,220	75,657	(16,768)	552,572
Property, plant and equipment, net	4,730	898,013	48,189	—	950,932
Investment in consolidated subsidiaries	930,631	115,449	—	(1,046,080)	—
Inter-company receivable	554,482	—	445	(554,927)	—
Goodwill	15,531	232,144	—	—	247,675
Other long-term assets, net	29,966	10,161	1,035	—	41,162
Long-term assets of discontinued operations	—	—	8,897	—	8,897

Total assets	$1,667,803	$1,616,987	$134,223	$(1,617,775)	$1,801,238

Current liabilities
Accounts payable	$376	$82,952	$7,942	$(16,768)	$74,502
Accrued liabilities	18,269	21,355	3,369	—	42,993
Accrued payroll and payroll burdens	4,353	19,325	2,606	—	26,284
Accrued interest	2,439	1	6	—	2,446
Income taxes payable	(1,043)	—	1,043	—	—
Current liabilities of discontinued operations	—	—	2,841	—	2,841

Total current liabilities	24,394	123,633	17,807	(16,768)	149,066
Long-term debt	650,000	—	—	—	650,000
Inter-company payable	—	553,907	1,020	(554,927)	—
Deferred income taxes	186,693	3,794	(98)	—	190,389
Other long-term liabilities	882	5,022	12	—	5,916
Long-term liabilities of discontinued operations	—	—	33	—	33

Total liabilities	861,969	686,356	18,774	(571,695)	995,404
Stockholders’ equity
Total stockholders’ equity	805,834	930,631	115,449	(1,046,080)	805,834

Total liabilities and stockholders’ equity	$1,667,803	$1,616,987	$134,223	$(1,617,775)	$1,801,238

Condensed Consolidating Balance Sheet
December 31, 2009

		Guarantor	Non-guarantor	Eliminations/
	Parent	Subsidiaries	Subsidiaries	Reclassifications	Consolidated
Current assets
Cash and cash equivalents	$64,871	$519	$11,411	$(5,031)	$71,770
Accounts receivable, net	610	143,135	24,454	—	168,199
Inventory, net	—	23,001	5,684	—	28,685
Prepaid expenses	3,897	13,052	822	—	17,771
Income tax receivable	35,404	20,201	2,001	—	57,606
Current deferred tax assets	8,158	—	—	—	8,158
Other current assets	—	111	—	—	111
Current assets of discontinued operations	—	—	17,626	—	17,626

Total current assets	112,940	200,019	61,998	(5,031)	369,926
Property, plant and equipment, net	4,222	876,304	55,334	—	935,860
Investment in consolidated subsidiaries	755,435	104,974	—	(860,409)	—
Inter-company receivable	607,325	—	—	(607,325)	—
Goodwill	15,531	225,434	—	—	240,965
Other long-term assets, net	16,026	13,803	3,195	—	33,024
Long-term assets of discontinued operations	—	—	9,079	—	9,079

Total assets	$1,511,479	$1,420,534	$129,606	$(1,472,765)	$1,588,854

Current liabilities
Current maturities of long-term debt	$—	$228	$—	$—	$228
Accounts payable	445	30,028	5,620	(5,031)	31,062
Accrued liabilities	14,064	18,257	5,407	—	37,728
Accrued payroll and payroll burdens	388	10,847	2,701	—	13,936
Accrued interest	3,198	—	8	—	3,206
Notes payable	1,068	1	—	—	1,069
Current liabilities of discontinued operations	—	—	4,493	—	4,493

Total current liabilities	19,163	59,361	18,229	(5,031)	91,722
Long-term debt	650,000	—	2	—	650,002
Inter-company payable	—	601,947	5,378	(607,325)	—
Deferred income taxes	143,427	3,793	874	—	148,094
Long-term liabilities of discontinued operations	—	—	146	—	146

Total liabilities	812,590	665,101	24,629	(612,356)	889,964
Stockholders’ equity
Total stockholders’ equity	698,889	755,433	104,977	(860,409)	698,890

Total liabilities and stockholders’ equity	$1,511,479	$1,420,534	$129,606	$(1,472,765)	$1,588,854

Condensed Consolidated Statement of Operations
Year Ended December 31, 2010

		Guarantor	Non-guarantor	Eliminations/
	Parent	Subsidiaries	Subsidiaries	Reclassifications	Consolidated
Revenue	$—	$1,404,912	$132,774	$(6,821)	$1,530,865

Service expenses	—	893,314	102,052	(6,821)	988,545
Selling, general and administrative expenses	39,090	122,189	12,063	—	173,342
Depreciation and amortization	1,354	168,104	11,326	—	180,784

Income (loss) from continuing operations before interest and taxes	(40,444)	221,305	7,333	—	188,194
Interest expense	58,132	5,653	41	(6,221)	57,605
Interest income	(6,511)	(8)	(24)	6,221	(322)
Equity in earnings of consolidated affiliates	(140,929)	(8,926)	—	149,855	—

Income (loss) from continuing operations before taxes	48,864	224,586	7,316	(149,855)	130,911
Taxes	(35,294)	83,657	2,472	—	50,835

Income (loss) from continuing operations	84,158	140,929	4,844	(149,855)	80,076
Discontinued operations (net of tax)	—	—	4,082	—	4,082

Net income (loss)	$84,158	$140,929	$8,926	$(149,855)	$84,158

Condensed Consolidated Statement of Operations
Year Ended December 31, 2009

		Guarantor	Non-guarantor	Eliminations/
	Parent	Subsidiaries	Subsidiaries	Reclassifications	Consolidated
Revenue	$—	$915,909	$115,768	$(5,612)	$1,026,065

Service expenses	—	627,096	84,201	(5,612)	705,685
Selling, general and administrative expenses	33,785	129,240	15,808	—	178,833
Depreciation and amortization	1,602	185,601	12,255	—	199,458
Fixed asset and other intangibles impairment loss	—	38,646	—	—	38,646
Goodwill impairment loss	—	97,643	—	—	97,643

Income (loss) from continuing operations before interest and taxes	(35,387)	(162,317)	3,504	—	(194,200)
Interest expense	56,955	6,713	177	(6,950)	56,895
Interest income	(7,010)	(6)	(77)	6,950	(143)
Write-off of deferred financing costs	528	—	—	—	528
Equity in earnings of consolidated affiliates	133,340	(8,846)	—	(124,494)	—

Income (loss) from continuing operations before taxes	(219,200)	(160,178)	3,404	124,494	(251,480)
Taxes	(37,532)	(26,838)	241	—	(64,129)

Income (loss) from continuing operations	(181,668)	(133,340)	3,163	124,494	(187,351)
Discontinued operations (net of tax)	—	—	5,683	—	5,683

Net income (loss)	$(181,668)	$(133,340)	$8,846	$124,494	$(181,668)

Condensed Consolidated Statement of Operations
Year Ended December 31, 2008

		Guarantor	Non-guarantor	Eliminations/
	Parent	Subsidiaries	Subsidiaries	Reclassifications	Consolidated
Revenue	$—	$1,651,743	$142,641	$(4,567)	$1,789,817

Service expenses	—	1,008,691	101,876	(4,567)	1,106,000
Selling, general and administrative expenses	38,293	142,615	13,515	—	194,423
Depreciation and amortization	1,516	165,065	13,255	—	179,836
Impairment charge	27,670	218,500	25,836	—	272,006

Income (loss) from continuing operations before interest and taxes	(67,479)	116,872	(11,841)	—	37,552
Interest expense	62,247	10,939	634	(14,091)	59,729
Interest income	(14,245)	(13)	(126)	14,091	(293)
Equity in earnings of consolidated affiliates	10,431	8,111	—	(18,542)	—

Income (loss) from continuing operations before taxes	(125,912)	97,835	(12,349)	18,542	(21,884)
Taxes	(40,457)	107,520	3,644	—	70,707

Income (loss) from continuing operations	(85,455)	(9,685)	(15,993)	18,542	(92,591)
Discontinued operations (net of tax)	—	(4,859)	7,882	—	3,023

Net income (loss)	$(85,455)	$(14,544)	$(8,111)	$18,542	$(89,568)

Condensed Consolidated Statement of Cash Flows
Year Ended December 31, 2010

		Guarantor	Non-guarantor	Eliminations/
	Parent	Subsidiaries	Subsidiaries	Reclassifications	Consolidated
Cash provided by:
Net income (loss)	$84,158	$140,929	$8,926	$(149,855)	$84,158
Items not affecting cash:
Equity in loss of consolidated affiliates	(140,929)	(8,926)	—	149,855	—
Depreciation and amortization	1,354	168,104	12,365	—	181,823
Other	15,066	50,422	(2,450)	—	63,038
Changes in operating assets and liabilities, net of effect of acquisitions	30,112	(134,999)	1,362	(11,292)	(114,817)

Net cash provided by (used in) operating activities	(10,239)	215,530	20,203	(11,292)	214,202

Investing activities:
Additions to property, plant and equipment	(1,862)	(138,808)	(4,353)	—	(145,023)
Inter-company receipts	52,843	—	—	(52,843)	—
Business acquisitions, net of cash acquired	—	(33,721)	—	—	(33,721)
Proceeds from sale of fixed assets	—	5,317	165	—	5,482
Other	(826)	—	—	—	(826)

Net cash provided by (used for) investing activities	50,155	(167,212)	(4,188)	(52,843)	(174,088)

Financing activities:
Repayments of long-term debt	—	(228)	(2)	—	(230)
Repayments of notes payable	(1,069)	—	—	—	(1,069)
Inter-company borrowings (repayments)	—	(48,040)	(4,358)	52,398	—
Proceeds from issuances of common stock	8,082	—	—	—	8,082
Treasury stock purchased	(1,431)	—	—	—	(1,431)
Other	1,465	—	—	—	1,465

Net cash provided by (used in) financing activities	7,047	(48,268)	(4,360)	52,398	6,817
Effect of exchange rate changes on cash	—	—	434	—	434

Change in cash and cash equivalents	46,963	50	12,089	(11,737)	47,365
Cash and cash equivalents, beginning of period	64,871	519	11,411	(5,031)	71,770

Cash and cash equivalents, end of period	$111,834	$569	$23,500	$(16,768)	$119,135

Condensed Consolidated Statement of Cash Flows
Year Ended December 31, 2009

		Guarantor	Non-guarantor	Eliminations/
	Parent	Subsidiaries	Subsidiaries	Reclassifications	Consolidated
Cash provided by:
Net income (loss)	$(181,668)	$(133,340)	$8,846	$124,494	$(181,668)
Items not affecting cash:
Equity in loss of consolidated affiliates	133,340	(8,846)	—	(124,494)	—
Depreciation and amortization	1,602	185,601	13,529	—	200,732
Fixed asset and other intangibles impairment loss	—	38,646	—	—	38,646
Goodwill impairment loss	—	97,643	—	—	97,643
Other	14,603	14,658	3,697	—	32,958
Changes in operating assets and liabilities	96,585	1,758	(12,725)	7,292	92,910

Net cash provided by operating activities	64,462	196,120	13,347	7,292	281,221
Investing activities:
Additions to property, plant and equipment	(649)	(32,431)	(4,351)	—	(37,431)
Inter-company receipts	172,228	(502)	—	(171,726)	—
Proceeds from sale of fixed assets	—	19,996	804	—	20,800
Other	—	(1,497)	—	—	(1,497)

Net cash provided by (used for) investing activities	171,579	(14,434)	(3,547)	(171,726)	(18,128)

Financing activities:
Issuances of long-term debt	1,635	—	1,559	—	3,194
Repayments of long-term debt	(187,628)	(3,907)	(9,074)	—	(200,609)
Repayments of notes payable	(8,244)	—	—	—	(8,244)
Inter-company borrowings (repayments)	—	(177,606)	5,880	171,726	—
Proceeds from issuances of common stock	496	—	—	—	496
Treasury stock purchased	(132)	—	—	—	(132)
Deferred financing fees	(2,911)	—	—	—	(2,911)
Other	215	—	—	—	215

Net cash provided by (used in) financing activities	(196,569)	(181,513)	(1,635)	171,726	(207,991)
Effect of exchange rate changes on cash	—	—	(225)	—	(225)

Change in cash and cash equivalents	39,472	173	7,940	7,292	54,877
Cash and cash equivalents, beginning of period	25,399	346	3,471	(12,323)	16,893

Cash and cash equivalents, end of period	$64,871	$519	$11,411	$(5,031)	$71,770

Condensed Consolidated Statement of Cash Flows
Year Ended December 31, 2008

		Guarantor	Non-guarantor	Eliminations/
	Parent	Subsidiaries	Subsidiaries	Reclassifications	Consolidated
Cash provided by:
Net income (loss)	$(89,568)	$(14,544)	$(8,111)	$22,655	$(89,568)
Items not affecting cash:
Equity in loss of consolidated affiliates	14,544	8,111	—	(22,655)	—
Depreciation and amortization	1,516	167,059	14,616	—	183,191
Impairment charge	27,670	218,500	25,836	—	272,006
Other	5,182	35,204	680	—	41,066
Changes in operating assets and liabilities, net of effect of acquisitions	(61,520)	18,953	(7,144)	(5,576)	(55,287)

Net cash provided by (used in) operating activities	(102,176)	433,283	25,877	(5,576)	351,408
Investing activities:
Business acquisitions, net of cash acquired	—	(180,154)	—	—	(180,154)
Additions to property, plant and equipment	(1,632)	(229,307)	(22,837)	—	(253,776)
Inter-company receipts	87,395	—	—	(87,395)	—
Proceeds from sale of disposal group	—	50,150	—	—	50,150
Other	—	9,369	313	—	9,682

Net cash provided by (used for) investing activities	85,763	(349,942)	(22,524)	(87,395)	(374,098)

		Guarantor	Non-guarantor	Eliminations/
	Parent	Subsidiaries	Subsidiaries	Reclassifications	Consolidated
Financing activities:
Issuances of long-term debt	341,043	—	9,072	—	350,115
Repayments of long-term debt	(314,605)	(814)	(13,863)	—	(329,282)
Repayments of notes payable	(14,001)	—	—	—	(14,001)
Inter-company borrowings (repayments)	—	(87,140)	(255)	87,395	—
Proceeds from issuances of common stock	12,014	—	—	—	12,014
Other	9,144	—	—	—	9,144

Net cash provided by (used in) financing activities	33,595	(87,954)	(5,046)	87,395	27,990
Effect of exchange rate changes on cash	—	—	1,165	—	1,165

Change in cash and cash equivalents	17,182	(4,613)	(528)	(5,576)	6,465
Cash and cash equivalents, beginning of period	8,217	4,959	3,999	(6,747)	10,428

Cash and cash equivalents, end of period	$25,399	$346	$3,471	$(12,323)	$16,893

Recent Accounting Pronouncements and Authoritative Literature	12 Months Ended
Dec. 31, 2010
Recent Accounting Pronouncements and Authoritative Literature [Abstract]
Recent accounting pronouncements and authoritative literature
23. Recent accounting pronouncements and authoritative literature:
     The FASB has addressed the issue of business combinations during recent years. In December 2007, the FASB issued guidance regarding business combinations that substantially replaced previously existing guidance, while maintaining the precepts prescribed therein, and further requiring that all assets and liabilities and non-controlling interests of an acquired business be measured at their fair value, with limited exceptions, including the recognition of acquisition-related costs and anticipated restructuring costs separate from the acquired net assets. In addition, entities must recognize pre-acquisition contingencies, as well as assets and liabilities assumed arising from contractual contingencies as of the acquisition date, measured at acquisition-date fair values, and must recognize all other contractual contingencies as of the acquisition date, measured at their acquisition-date fair values only if it is more likely than not that these contingencies meet the definition of an asset or liability. In addition, this standard provides guidance for measuring goodwill and recording a bargain purchase, defined as a business combination in which total acquisition-date fair value of the identifiable net assets acquired exceeds the fair value of the consideration transferred plus any non-controlling interest in the acquiree, and states that the acquiring entity must recognize that excess in earnings as a gain attributable to the acquirer. The FASB amended this guidance in April 2009 as it relates to accounting for assets and liabilities assumed in a business combination which arise from contingencies. This amendment requires that contingent assets acquired and liabilities assumed in a business combination to be recognized at fair value on the acquisition date if fair value can be reasonably estimated during the measurement period. If fair value cannot be reasonably estimated during the measurement period, the contingent asset or liability would be recognized as a contingency, in accordance with existing U.S. GAAP, with reasonable estimation of the amount of loss, if any. This amendment also eliminated the specific subsequent accounting guidance for contingent assets and liabilities, without significantly revising the original guidance. However, contingent consideration arrangements of an acquiree assumed by the acquirer in a business combination would still be initially and subsequently measured at fair value. We originally adopted the revised guidance for business combinations when it became effective on January 1, 2009, and the amendment thereto, subsequently in 2009. In December 2010, the FASB updated this guidance to require each public entity that presents comparative financial statements to disclose the revenue and earnings of the combined entity as if the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. In addition, this amendment expands the supplemental pro forma disclosures related to such a business combination to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. This most recent amendment should be accounted for prospectively for business combinations for which the acquisition date is on or after January 1, 2011, for calendar-year reporting entities. Early adoption is permitted. Although we did not early adopt this standard, we do not expect this guidance to have a material impact on our financial position, results of operations or cash flows. We will comply with this update for business combinations that have a material impact on our financial results.
     In May 2009, the FASB issued a standard regarding subsequent events that provides guidance as to when an entity should recognize events or transactions occurring after a balance sheet date in its financial statements and the necessary disclosures related to these events. Specifically, the entity should recognize subsequent events that provide evidence about conditions that existed at the balance sheet date, including significant estimates used to prepare financial statements. Originally, this standard required entities to disclose the date through which subsequent events had been evaluated and whether that date was the date the financial statements were issued or the date the financial statements were available to be issued. We adopted this accounting standard effective June 30, 2009 and applied its provisions prospectively. In February 2010, the FASB modified this standard to eliminate the requirement for publicly-traded entities to disclose the date through which subsequent events have been evaluated.
     In January 2010, the FASB issued “Fair Value Measurements and Disclosure (Topic 820)” which clarified the disclosure requirements of existing U.S. GAAP related to fair value measurements. This standard requires additional disclosures about recurring and non-recurring fair value measurements as follows: (1) for transfers in and out of Level 1 and Level 2 fair value measurements, as those terms are currently defined in existing authoritative literature, a reporting entity is required to disclose the amount of the movement between levels and an explanation for the movement; (2) for activity at Level 3, primarily fair value measurements based on unobservable inputs, a reporting entity is required to present separately information about purchases, sales, issuances and settlements, as opposed to presenting such transactions on a net basis; (3) in the event of a disaggregation, a reporting entity is required to provide fair value measurement disclosure for each class of assets and liabilities; and (4) a reporting entity is required to provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and non-recurring fair value measurements for items that fall in either Level 2 or Level 3. These disclosure requirements are effective for interim and annual reporting periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements for which disclosure becomes effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.
     On March 30, 2010, the President of the United States signed the Health Care and Education Reconciliation Act of 2010, which is a reconciliation bill that amends the Patient Protection and Affordable Care Act that was signed by the President on March 23, 2010. Certain provisions of this law became effective during 2010. We have reviewed our health insurance plan provisions with third-party consultants and continue to evaluate our position relative to the changes in the law. We do not believe that the provisions which have taken effect will have a significant impact on the operation of our existing health insurance plan. However, future provisions under the law which become effective in subsequent periods may impact our health insurance plan and our overall financial position. We are evaluating these provisions as they become effective and continue to seek guidance from the FASB and SEC related to the implications of this new legislation on accounting and disclosure requirements. We expect that this legislation will have an impact on our financial position, results of operations and cash flows, but we cannot determine the extent of the impact at this time.
     In December 2010, the FASB issued additional guidance related to accounting for intangible assets and goodwill. The amendments in this update modify Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. The qualitative factors are consistent with the existing guidance and examples, which require that goodwill of a reporting unit be tested for impairment between annual test dates if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. This update is effective for public entities with fiscal years beginning after December 15, 2010 and interim periods within those years. Early adoption is not permitted. We are currently evaluating the effect this proposed guidance may have on our financial position, results of operations and cash flows.

Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events [Abstract]
Subsequent events
24. Subsequent events:
     On January 31, 2011, the Compensation Committee of our Board of Directors approved the annual grant of stock options and non-vested restricted stock to certain employees, officers and directors. Pursuant to this authorization, we issued 428,860 shares of non-vested restricted stock at a grant price of  $27.94. We expect to recognize compensation expense associated with this grant of non-vested restricted stock totaling  $11,982 ratably over the three-year vesting period. In addition, we granted 213,200 stock options to purchase shares of our common stock at an exercise price of  $27.94. These stock options vest ratably over a three-year period. We will recognize compensation expense associated with these stock option grants over the vesting period.
     Pursuant to our 2008 Incentive Award Plan, holders of unvested restricted stock have the option to authorize us to repurchase shares equivalent to the cost of the withholding tax associated with the vesting of restricted stock and to remit the withholding taxes on behalf of the holder. Pursuant to this provision, we purchased 64,348 shares of our common stock on January 29, 2011 for  $27.29 per share, 91,417 shares on January 30, 2011 for  $27.29 per share and 43,869 shares on January 31, 2011 for  $27.94 per share. These shares were included in treasury stock at cost.
     Effective January 1, 2011, we reinstated the matching contributions for our defined contribution retirement plans to provide for 100% matching of contributions up to 4% of the employee’s salary, depending on the plan. For a description of our retirement plans, see Note 20, “Retirement plans.”
     During the review of our property, plant and equipment at December 31, 2010 in conjunction with our annual impairment testing of long-term assets, we noted approximately  $5,814 of salvage value assigned to various coiled tubing and wireline assets at one of our operating divisions. Although we evaluated these assets and the assets of the overall reporting unit for recoverability and noted no significant impairment based on an undiscounted cash flow projection, we believe that the salvage value assigned to these assets is no longer appropriate. These assets were acquired several years ago, and we believe the estimate for salvage value used at that time was appropriate. However, increasingly, our business is focusing on larger-diameter coiled tubing units and more technologically-advanced equipment. As such, we have changed our estimate of salvage value to zero and expect to depreciate these assets over their remaining useful lives, an average of 1.3 years at December 31, 2010. This change in estimate will be applied prospectively and is expected to increase our depreciation expense over the next five years as follows: 2011- $4,867; 2012- $789; 2013- $134 and 2014- $24.
     On May 11, 2011, we completed the purchase of the hydraulic snubbing and production testing assets of a business with operations in the Marcellus, Eagle Ford and Barnett Shales. We paid a total of  $15,576 in cash for these assets, which included goodwill of  $4,433. The entire purchase price was allocated to the completion and production services business segment. We believe this acquisition will supplement our hydraulic snubbing and production testing service offerings in Pennsylvania and Texas. The following table summarizes our preliminary purchase price allocation for this acquisition:

Net assets acquired:
Other current assets	$725
Property, plant and equipment	5,868
Current liabilities	(10)
Intangible assets	4,560
Goodwill	4,433

Net assets acquired	$15,576

Consideration:
Cash, net of cash and cash equivalents acquired	$15,576

     The purchase price of this acquired business was negotiated as an arm’s length transaction with the seller. We use various valuation techniques, including an earnings multiple approach, to evaluate acquisition targets. We also consider precedent transactions which we have undertaken and similar transactions of others in our industry. We determine the fair value of assets acquired by evaluating property, plant and equipment and identifiable intangibles, based upon, at minimum, the replacement cost of the assets, with the assistance of third-party consultants.
     On October 9, 2011, we entered into a merger agreement with Superior Energy Services, Inc. (“SPN”), a Delaware corporation and SPN Fairway Acquisition, Inc., a newly formed Delaware corporation which is an indirect wholly-owned subsidiary of SPN. Pursuant to this agreement, each share of our common stock issued and outstanding immediately prior to the effective date of the merger will be converted automatically into the right to receive 0.945 shares of common stock, par value  $0.001 per share, of SPN and  $7.00 in cash. Pursuant to the agreement, we will merge with and into SPN Fairway Acquisition, Inc., which will be the surviving corporation and an indirect wholly-owned subsidiary of SPN. The completion of the merger is expected to occur in early 2012, subject to customary conditions, including approvals of SPN’s and our stockholders. For terms of the agreement, including circumstances under which the merger agreement can be terminated and the ramifications of such a termination, as well as other terms and conditions, refer to the Agreement and Plan of Merger filed as Exhibit 2.1 to our Current Report on Form 8-K with the Securities and Exchange Commission on October 11, 2011.
     On October 14, 2011, October 26, 2011, and November 11, 2011, putative class action complaints captioned Hetherington v. Winkler, et al., C.A. No. 6935-VCL (“Hetherington Complaint”), Walsh v. Winkler, et al., C.A. No. 6984-VCL (“Walsh Complaint”), and Wallack v. Winkler, et al., C.A. No. 7040-VCL (“Wallack Complaint”), respectively, were filed in the Court of Chancery of the State of Delaware on behalf of an alleged class of Complete stockholders. On November 1, 2011 and November 16, 2011, putative class action complaints captioned City of Monroe Employees’ Retirement System v. Complete Production Services, Inc., et al., 2011-66385 (“City of Monroe Complaint”) and Seniuk v. Complete Production Services, Inc., et al., 2011-69384 (“Seniuk Complaint”), respectively, were filed in the District Court of Harris County, Texas, on behalf of an alleged class of Complete stockholders. The complaints name as defendants all members of our board of directors, our company, SPN and SPN Fairway Acquisition, Inc. The plaintiffs allege that the defendants breached their fiduciary duties to our stockholders in connection with the proposed merger, or aided and abetted the other defendants’ breaches of their fiduciary duties. The complaints allege that the proposed merger between us and SPN involves an unfair price, an inadequate sales process and unreasonable deal protection devices. The Hetherington Complaint claims that defendants agreed to the transaction to benefit SPN and that neither our company, nor our board of directors, have adequately explained the reason for the proposed merger. The Walsh Complaint, the Wallack Complaint, and the Seniuk Complaint claim that defendants acted for their personal interests rather than the interests of our stockholders. The City of Monroe Complaint claims that defendants engaged in self-dealing and failed to seek maximum value for stockholders. The Wallack Complaint further claims that the Registration Statement omits material information about the sales process, Credit Suisse’s financial valuation of Complete, and fees received by Credit Suisse for prior financial services rendered to Complete. All five complaints seek injunctive relief including to enjoin the merger, rescissory damages in the event the merger is completed, and an award of attorneys’ and other fees and costs, in addition to other relief. The Wallack Complaint also seeks supplemental disclosures regarding the proposed merger. We and our board of directors believe that the plaintiffs’ allegations lack merit and intend to contest them vigorously.
      On October 11, 2011, Integrated Production Services, Inc., a wholly-owned subsidiary of ours, pled guilty in the United States District Court for the Eastern District of Oklahoma to one count brought by the United States for negligent violation of the Clean Water Act, 33 U.S.C. §1319(c)(1)(A). Integrated Production Services, Inc. and the United States stipulated to: (1) payment by Integrated Production Services, Inc. of a criminal penalty of  $140; (2) payment by Integrated Production Services, Inc. of  $22 as community service to the Oklahoma Department of Wildlife Conservation; (3) a probationary period for Integrated Production Services, Inc. of two years; and (4) during the probationary period, implementation and completion of an Environmental Compliance Program by Integrated Production Services, Inc. at a cost no less than  $38. This plea and plea agreement is conditioned upon its approval by the court which approval is still pending.
     On October 25, 2011, we purchased all the issued and outstanding equity interests of Rising Star Services, L.P., a company based in Odessa, Texas which provides hydraulic fracturing, cementing and acidizing services throughout the Permian Basin. Total consideration paid at closing was  $77,817, net of cash acquired and subject to a final working capital adjustment. The agreement includes additional contingent consideration up to  $6,500, which, if earned, would be payable within two years of the transaction date. We are currently evaluating the preliminary purchase price allocation associated with this transaction, but expect to record goodwill of approximately  $37,500 in October 2011, all of which would be allocated to our completion and production services business segment. We believe that this acquisition expands our geographic reach into the Permian Basin and enhances our pressure pumping service offerings.
     On October 31, 2011, we acquired substantially all of the assets of two fluid handling businesses based in northern Wyoming, for a total of  $16,522 in cash. We are currently evaluating the preliminary purchase price allocation associated with this transaction, but expect to record goodwill of approximately  $8,500 in October 2011, all of which would be allocated to our completion and production services business segment. We believe that this acquisition expands our fluid handling position and supplements our trucking business in the northern Niobrara Basin.
     On November 11, 2011, we signed a definitive agreement to sell I.E. Miller Services, Inc., a wholly-owned subsidiary which operates a drilling logistics business based in Eunice, Louisiana, for approximately  $110,000, subject to working capital and other adjustments. We expect to complete this sale during the fourth quarter of 2011, and we expect to record a gain on this transaction.